John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BMO Nesbitt Burns	Morgan Stanley
	Citigroup Global Markets	Wells Fargo Securities

Co-Managers
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Credit Suisse	J.P. Morgan Securities
	Credit Agricole Securities	Lloyds Securities
	Deutsche Bank	SG Americas Securities

(2)	Names of Issuers: Bank of Montreal

(3)	Title of Securities: BMO 1.4 04/10/18, C#06366RE76

(4)	Date of First Offering: 04/07/2015

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.936

Comparable Securities

1)	Lloyds Bank, C#53944VAC3
2)	Deutsche Bank AG London, C#25152RYD9
3)	Citigroup Inc., C#172967JH5

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 198 years

(9)	Trade Date: 04/07/2015

(10)	Portfolio Assets on Trade Date: $1,013,762,662.84

(11)	Price Paid per Unit: $99.936

(12)	Total Price Paid by Portfolio:
1,140,000 bonds @ $99.936 = $1,139,270.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.936 = $24,984,000.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.112%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
198 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Scotia Capital
	Citigroup	UBS Securities
BofA Merrill Lynch

Co-Managers
	Credit Suisse	J.P. Morgan Securities
	Deutsche Bank	Morgan Stanley
	Goldman, Sachs & Co.	Wells Fargo Securities
HSBC

(2)	Names of Issuers: Bank of Nova Scotia

(3)	Title of Securities: BNS 1.85 04/14/20, C#06416CAB4

(4)	Date of First Offering: 04/07/2015

(5)	Amount of Total Offering: $1,100,000,000

(6)	Unit Price of Offering: $99.948

Comparable Securities

1)	JPMorgan Chase & Co., C#46625HKA7
2)	Goldman Sachs Group, C#38148LAA4
3)	Lloyds Bank, C#53944VAE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 183 years

(9)	Trade Date: 04/07/2015

(10)	Portfolio Assets on Trade Date: $1,013,762,662.84

(11)	Price Paid per Unit: $99.948

(12)	Total Price Paid by Portfolio:
1,825,000 bonds @ $99.948 = $1,824,051.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 40,000,000 bonds @ $99.948 = $39,979,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.180%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
183 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Barclays
	Goldman, Sachs & Co.	Mitsubishi UFJ Securities

Co-Managers
	J.P. Morgan	Santander Investment Bank
	Citigroup Global Markets	UniCredit Capital Markets
	Morgan Stanley & Co.	BNY Mellon Capital Markets
	Wells Fargo Securities	SG America Securities
	Credit Agricole Securities	Standard Chartered Bank
	HSBC Securities	U.S. Bancorp
	Mizuho Securities USA	The Williams Capital Group
Rabo Securities USA

(2)	Names of Issuers: Monsanto Company

(3)	Title of Securities: MON 2.85 04/15/25, C#61166WAW1

(4)	Date of First Offering: 04/07/2015

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.594

Comparable Securities

1)	Potash Corp – Saskatchewan, C#73755LAM9
2)	Agrium, C#008916AP3
3)	International Paper, C#460146CJ0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 114 years

(9)	Trade Date: 04/07/2015

(10)	Portfolio Assets on Trade Date: $1,013,762,662.84

(11)	Price Paid per Unit: $99.594
1

(12)	Total Price Paid by Portfolio:
455,000 bonds @ $99.594 = $453,152.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.594 = $9,959,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.045%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
114 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Barclays
	Goldman, Sachs & Co.	Mitsubishi UFJ Securities

Co-Managers
	J.P. Morgan	Santander Investment Bank
	Citigroup Global Markets	UniCredit Capital Markets
	Morgan Stanley & Co.	BNY Mellon Capital Markets
	Wells Fargo Securities	SG America Securities
	Credit Agricole Securities	Standard Chartered Bank
	HSBC Securities	U.S. Bancorp
	Mizuho Securities USA	The Williams Capital Group
Rabo Securities USA

(2)	Names of Issuers: Monsanto Company

(3)	Title of Securities: MON 3.95 04/15/45, C#61166WAV3

(4)	Date of First Offering: 04/07/2015

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.703

Comparable Securities

1)	Spectra Energy Partners, C#84756NAG4
2)	Eli Lilly & Co., C#532457BJ6
3)	International Paper, C#460146CK7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 114 years

(9)	Trade Date: 04/07/2015

(10)	Portfolio Assets on Trade Date: $1,013,762,662.84

(11)	Price Paid per Unit: $99.703

(12)	Total Price Paid by Portfolio:
365,000 bonds @ $99.703 = $363,915.95
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.703 = $9,970,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.036%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
114 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Scotiabank
	J.P. Morgan	Wells Fargo Securities

Co-Managers
	BB&T Capital Markets	Mischler Financial Group
	Commerz Markets	Samuel A. Ramirez & Co.
Regions Securities

(2)	Names of Issuers: Alabama Power Co.

(3)	Title of Securities: SO 3.75 03/01/45, C#010392FM5

(4)	Date of First Offering: 04/09/2015 (reopening of 3/05/15 deal)

(5)	Amount of Total Offering: $175,000,000

(6)	Unit Price of Offering: $101.051

Comparable Securities

1)	Duke Energy Carolinas, C#26442CAP9
2)	Commonwealth Edison Co., C#202795JF8
3)	Entergy Louisiana, C#29364WAV0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 109 years

(9)	Trade Date: 04/09/2015

(10)	Portfolio Assets on Trade Date: $1,011,249,139.89

(11)	Price Paid per Unit: $101.051

(12)	Total Price Paid by Portfolio:
105,000 bonds @ $101.051 = $106,464.49

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 5,000,000 bonds @ $101.051 = $5,069,737.50
1

(14)	% of Portfolio Assets Applied to Purchase
0.011%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
109 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup

Co-Managers
	ABN AMRO	Fifth Third Securities
	BNP Paribas	The Huntington
	Deutsche Bank Securities	Investment Group
	HSBC Securities	Loop Capital Markets
	Lloyds Securities	MFR Securities
	Nykredit Bank	Mitsubishi UFJ Securities
	Santander Invt. Securities	Multi-Bank Securities
	Wells Fargo Securities	RBC Capital Markets
	Academy Securities	Siebert Brandford Shank & Co.
	BB Securities	Skandinaviska Eskilda Banken
	BMO Capital Markets	Standard Chartered Bank
	Capital One Securities	SunTrust Robinson Humphrey
	CIBC World Markets	The Williams Capital Group
Drexel Hamilton

(2)	Names of Issuers: Citigroup, Inc.

(3)	Title of Securities: C 1.7 04/27/18, C#172967JN2

(4)	Date of First Offering: 04/22/2015

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.683

Comparable Securities

1)	Lloyds Bank, C#53944VAC3
2)	Deutsche Bank AG London, C#25152RYD9
3)	MUFG Americas Holdings, C#553794AA6

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 203 years

(9)	Trade Date: 04/22/2015
1

(10)	Portfolio Assets on Trade Date: $1,009,875,963.36

(11)	Price Paid per Unit: $99.683

(12)	Total Price Paid by Portfolio:
1,810,000 bonds @ $99.683 = $1,804,262.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.683 = $39,873,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.179%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
203 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Morgan Stanley
Citigroup	SunTrust Robinson Humphrey
HSBC Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Harris Corporation

(3)	Title of Securities: HRS 1.999 04/27/18, C#413875AP0

(4)	Date of First Offering: 04/22/2015

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Deutsche Bank AG London, C#25152RYD9
2)	Citigroup, C#172967JH5
3)	Select Income REIT, C#81618TAA8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 120 years

(9)	Trade Date: 04/22/2015

(10)	Portfolio Assets on Trade Date: $1,009,875,963.36

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
230,000 bonds @ $100.000 = $230,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $100.000 = $5,000,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.023%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
120 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Morgan Stanley
Citigroup	SunTrust Robinson Humphrey
HSBC Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Harris Corporation

(3)	Title of Securities: HRS 2.7 04/27/20, C#413875AQ8

(4)	Date of First Offering: 04/22/2015

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Lam Research Corporation, C#512807AM0
2)	Santander Holdings, C#80282KAD8
3)	Ford Motor Credit Co., C#345397XF5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 120 years

(9)	Trade Date: 04/22/2015

(10)	Portfolio Assets on Trade Date: $1,009,875,963.36

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
230,000 bonds @ $100.000 = $230,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $100.000 = $5,000,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.023%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
120 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Morgan Stanley
	Citigroup	SunTrust Robinson Humphrey
	HSBC Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Harris Corporation

(3)	Title of Securities: HRS 3.832 04/28/25, C#413875AR6

(4)	Date of First Offering: 04/22/2015

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Lam Research Corp., C#512807AN8
2)	BP Capital Markets, C#05565QDA3
3)	Cadence Design Systems, C#127387AL2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 120 years

(9)	Trade Date: 04/22/2015

(10)	Portfolio Assets on Trade Date: $1,009,875,963.36

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
230,000 bonds @ $100.000 = $230,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $100.000 = $5,000,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.023%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
120 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Morgan Stanley
Citigroup	SunTrust Robinson Humphrey
HSBC Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Harris Corporation

(3)	Title of Securities: HRS 5.054 04/27/45, cusip #413875AT2

(4)	Date of First Offering: 04/22/2015

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Spectra Energy Partners, C#84756NAG4
2)	Energy Transfer Partners, C#29273RBF5
3)	Kinder Morgan Inc./Delaware, C#49456BAJ0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 120 years

(9)	Trade Date: 04/22/2015

(10)	Portfolio Assets on Trade Date: $1,009,875,963.36

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
230,000 bonds @ $100.000 = $230,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $100.000 = $7,000,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.023%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
120 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Barclays Capital	Mizuho Securities
	BNP Paribas	Morgan Stanley
	Citigroup Global Markets	RBC Capital Markets
	Credit Suisse Securities	UBS Securities
	Deutsche Bank Securities	Wells Fargo Securities
Goldman, Sachs & Co.

Co-Managers
	Castle Securities	Raymond James & Associates
	CastleOak Securities	Santander Investment Securities
	Comerica Securities	TD Securities
	Loop Capital Markets	U.S. Bancorp Investments
	Muriel Siebert & Co.	Williams Capital Group

(2)	Names of Issuers: AT&T Inc.

(3)	Title of Securities: T 2.45 06/30/20, C#00206RCL4

(4)	Date of First Offering: 04/23/2015

(5)	Amount of Total Offering: $3,000,000,000

(6)	Unit Price of Offering: $99.949

Comparable Securities

1)	CBS Corporation, C#124857AL7
2)	Baidu Inc., C#056752AD0
3)	Lam Research, C#512807AM0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 04/23/2015

(10)	Portfolio Assets on Trade Date: $1,010,989,665.32

(11)	Price Paid per Unit: $99.949
1

(12)	Total Price Paid by Portfolio:
1,360,000 bonds @ $99.949 = $1,359,306.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.949 = $29,984,700.00

(14)	% of Portfolio Assets Applied to Purchase
0.134%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Barclays Capital	Mizuho Securities
	BNP Paribas	Morgan Stanley
	Citigroup Global Markets	RBC Capital Markets
	Credit Suisse Securities	UBS Securities
	Deutsche Bank Securities	Wells Fargo Securities
Goldman, Sachs & Co.

Co-Managers
	Castle Securities	Raymond James & Associates
	CastleOak Securities	Santander Investment Securities
	Comerica Securities	TD Securities
	Loop Capital Markets	U.S. Bancorp Investments
	Muriel Siebert & Co.	Williams Capital Group

(2)	Names of Issuers: AT&T Inc.

(3)	Title of Securities: T 3 06/30/22, C#00206RCM2

(4)	Date of First Offering: 04/23/2015

(5)	Amount of Total Offering: $2,750,000,000

(6)	Unit Price of Offering: $99.97

Comparable Securities

1)	BP Capital Markets, C#05565QCZ9
2)	Abbott Laboratories, C#002824BA7
3)	Thermo Fisher Scientific, C#883556BH4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 04/23/2015

(10)	Portfolio Assets on Trade Date: $1,010,989,665.32

(11)	Price Paid per Unit: $99.97
1

(12)	Total Price Paid by Portfolio:
2,490,000 bonds @ $99.97 = $2,489,253.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
55,000,000 bonds @ $99.97 = $54,983,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.246%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Barclays Capital	Mizuho Securities
	BNP Paribas	Morgan Stanley
	Citigroup Global Markets	RBC Capital Markets
	Credit Suisse Securities	UBS Securities
	Deutsche Bank Securities	Wells Fargo Securities
Goldman, Sachs & Co.

Co-Managers
	Castle Securities	Raymond James & Associates
	CastleOak Securities	Santander Investment Securities
	Comerica Securities	TD Securities
	Loop Capital Markets	U.S. Bancorp Investments
	Muriel Siebert & Co.	Williams Capital Group

(2)	Names of Issuers: AT&T Inc.

(3)	Title of Securities: T 3.4 05/15/25, C#00206RCN0

(4)	Date of First Offering: 04/23/2015

(5)	Amount of Total Offering: $5,000,000,000

(6)	Unit Price of Offering: $99.704

Comparable Securities

1)	CBS Corporation, C#124857AM5
2)	Campbell Soup, C#134429BA6
3)	Lincoln National Corporation, C#534187BE8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 04/23/2015

(10)	Portfolio Assets on Trade Date: $1,010,989,665.32

(11)	Price Paid per Unit: $99.704
1

(12)	Total Price Paid by Portfolio:
2,715,000 bonds @ $99.704 = $2,706,963.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.704 = $59,822,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.268%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Barclays Capital	Mizuho Securities
	BNP Paribas	Morgan Stanley
	Citigroup Global Markets	RBC Capital Markets
	Credit Suisse Securities	UBS Securities
	Deutsche Bank Securities	Wells Fargo Securities
Goldman, Sachs & Co.

Co-Managers
	Castle Securities	Raymond James & Associates
	CastleOak Securities	Santander Investment Securities
	Comerica Securities	TD Securities
	Loop Capital Markets	U.S. Bancorp Investments
	Muriel Siebert & Co.	Williams Capital Group

(2)	Names of Issuers: AT&T Inc.

(3)	Title of Securities: T 4.5 05/15/35, C#00206RCP5

(4)	Date of First Offering: 04/23/2015

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.711

Comparable Securities

1)	Energy Transfer Partners, C#29273RBE8
2)	Agrium, C#008916AQ1
3)	Phillips 66, C#718546AK0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 04/23/2015

(10)	Portfolio Assets on Trade Date: $1,010,989,665.32

(11)	Price Paid per Unit: $99.711
1

(12)	Total Price Paid by Portfolio:
765,000 bonds @ $99.711 = $762,789.15

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.711 = $19,942,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.075%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Barclays Capital	Mizuho Securities
	BNP Paribas	Morgan Stanley
	Citigroup Global Markets	RBC Capital Markets
	Credit Suisse Securities	UBS Securities
	Deutsche Bank Securities	Wells Fargo Securities
Goldman, Sachs & Co.

Co-Managers
	Castle Securities	Raymond James & Associates
	CastleOak Securities	Santander Investment Securities
	Comerica Securities	TD Securities
	Loop Capital Markets	U.S. Bancorp Investments
	Muriel Siebert & Co.	Williams Capital Group

(2)	Names of Issuers: AT&T Inc.

(3)	Title of Securities: T 4.75 05/15/46, C#00206RCQ3

(4)	Date of First Offering: 04/23/2015

(5)	Amount of Total Offering: $3,500,000,000

(6)	Unit Price of Offering: $99.644

Comparable Securities

1)	Spectra Energy Partners, C#84756NAG4
2)	Kinder Morgan Inc., C#49456BAJ0
3)	CBS, C#124857AK9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 04/23/2015

(10)	Portfolio Assets on Trade Date: $1,010,989,665.32

(11)	Price Paid per Unit: $99.644
1

(12)	Total Price Paid by Portfolio:
565,000 bonds @ $99.644 = $562,988.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.644 = $14,946,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.056%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse

Co-Managers
	Barclays Capital	Mischler Financial Group
	BMO Capital Markets	Morgan Stanley
	BNY Mellon Capital Markets	RBC Capital Markets
	Capital One Securities	RBS Securities
	CIBC World Markets	Samuel A. Ramirez & Co
	Citigroup Global Markets	Scotia Capital
	Commerz Markets	SunTrust Robinson Humphrey
	Fifth Third Securities	TD Securities
	ING Financial Markets	US Bancorp Investments
	MFR Securities	Wells Fargo Securities

(2)	Names of Issuers: Credit Suisse AG

(3)	Title of Securities: CS 1.7 04/27/18, C#22546QAV9

(4)	Date of First Offering: 04/24/2015

(5)	Amount of Total Offering: $ 2,750,000,000

(6)	Unit Price of Offering: $99.89

Comparable Securities

1)	Lloyds Bank, C#53944VAC3
2)	Deutsche Bank, C#25152RYD9
3)	Citigroup, C#172967JH5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 159 years

(9)	Trade Date: 04/24/2015

(10)	Portfolio Assets on Trade Date: $1,012,356,135.47

(11)	Price Paid per Unit: $99.89
1

(12)	Total Price Paid by Portfolio:
1,810,000 bonds @ $99.89 = $1,808,009.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.89 = $39,956,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.179%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
159 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Morgan Stanley	Credit Suisse
	BofA Merrill Lynch	Goldman, Sachs & Cp/

Co-Managers
	J.P. Morgan Securities	Mitsubishi UFJ Securities
	Citigroup Global Markets	Mizuho Securities USA
	Deutsche Bank Securities	RBC Capital Markets
	SMBC Nikko Securities	UBS Securities
	Barclays Capital	Williams Capital Group
	BNP Paribas Securities	Wells Fargo Securitites
HSBC Securities

(2)	Names of Issuers: Amgen

(3)	Title of Securities: AMGN 2.125 05/01/20, C#031162BW9

(4)	Date of First Offering: 04/28/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.925

Comparable Securities

1)	Abbott Laboratories, C#002824AZ3
2)	Johnson & Johnson, C#478160BM5
3)	Cardinal Health, C#14149YAZ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 35 years

(9)	Trade Date: 04/28/15

(10)	Portfolio Assets on Trade Date: $1,509,296,822.53

(11)	Price Paid per Unit: $99.925

(12)	Total Price Paid by Portfolio:
2,320,000 bonds @ $99.925 = $2,318,260.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.925 = $34,973,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.154%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Morgan Stanley	Credit Suisse
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Citigroup	SMBC Nikko Securities

Co-Managers
	J.P. Morgan Securities	Mitsubishi UFJ Securities
	Wells Fargo Securities	Mizuho Securities USA
	Deutsche Bank Securities	RBC Capital Markets
	Barclays Capital	UBS Securities
	BNP Paribas Securities	Williams Capital Group
HSBC Securities

(2)	Names of Issuers: Amgen Inc.

(3)	Title of Securities: AMGN 2.7 05/01/22, C#031162BX7

(4)	Date of First Offering: 04/28/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.715

Comparable Securities

1)	Abbott Laboratories, C#002824BA7
2)	Johnson & Johnson, C#478160BN3
3)	Thermo Fisher Scientific, C#883556BH4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 35 years

(9)	Trade Date: 04/28/15

(10)	Portfolio Assets on Trade Date: $1,509,296,822.53

(11)	Price Paid per Unit: $99.715

(12)	Total Price Paid by Portfolio:
1,325,000 bonds @ $99.715 = $1,321,223.75
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.715 = $19,943,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.088%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan
	Credit Suisse	BofA Merrill Lynch
	Goldman, Sachs & Co.	Morgan Stanley

Co-Managers
	BNP Paribas	Citigroup Global Markets
	HSBC Securities	Deutsche Bank Securities
	Mitsubishi UFJ Securities	SMBC Nikko Securities
	Mizuho Securities	Wells Fargo Securities
	RBC Capital Markets	Williams Capital Group
UBS Securities

(2)	Names of Issuers: Amgen Inc.

(3)	Title of Securities: AMGN 3.125 05/01/25, C#031162BY5

(4)	Date of First Offering: 04/28/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.456

Comparable Securities

1)	Abbott Laboratories, C#00284BB5
2)	Eli Lilly & Co., C#532457BH0
3)	Cardinal Health, C#14149YBA5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 35 years

(9)	Trade Date: 04/28/15

(10)	Portfolio Assets on Trade Date: $1,509,296,822.53

(11)	Price Paid per Unit: $99.456

(12)	Total Price Paid by Portfolio:
2,645,000 bonds @ $99.456 = $2,630,611.20
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.456 = $39,782,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.174%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse Securities	J.P. Morgan Securities
	Deutsche Bank Securities	BofA Merrill Lynch
	Goldman Sachs	Morgan Stanley

Co-Managers
	BNP Paribas	Barclays Capital
	HSBC Securities	Citigroup Global Markets
	Mitsubishi UFJ Securities	SMBC Nikko Securities
	Mizuho Securities	Wells Fargo Securities
	RBC Capital Markets	Williams Capital Group
UBS Securities

(2)	Names of Issuers: Amgen Inc.

(3)	Title of Securities: AMGN 4.4 05/01/45, C#031162BZ2

(4)	Date of First Offering: 04/28/15

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.406

Comparable Securities

1)	Eli Lilly & Co., C#532457BJ6
2)	Cardinal Health, C#14149YBB3
3)	Celgene Corp., C#151020AM6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 35 years

(9)	Trade Date: 04/28/15

(10)	Portfolio Assets on Trade Date: $1,509,296,822.53

(11)	Price Paid per Unit: $99.406

(12)	Total Price Paid by Portfolio:
795,000 bonds @ $99.406 = $790,277.70
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.406 = $14,910,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.052%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	Wells Fargo Securities
BofA Merrill Lynch

Co-Managers
	BNP Paribas Securities	RBC Capital Markets
	HSBC Securities	Mitsubishi UFJ Securities
	Credit Suisse Securities	Santander Investment Securities
	Deutsche Bank Securities	Standard Chartered Bank
	Mizuho Securities	SunTrust Robinson Humphrey
Morgan Stanley & Co.

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 2.5 05/15/22, C#68389XBB0

(4)	Date of First Offering: 04/28/15

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.648

Comparable Securities

1)	BP Capital Markets, C#05565QCZ9
2)	Abbott Laboratories, C#002824BA7
3)	Ford Motor Credit Co., C#345397XA6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 04/28/15

(10)	Portfolio Assets on Trade Date: $1,509,296,822.53

(11)	Price Paid per Unit: $99.648

(12)	Total Price Paid by Portfolio:
1,655,000 bonds @ $99.648 = $1,649,174.40
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.648 = $24,912,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.109%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	Wells Fargo Securities
BofA Merrill Lynch

Co-Managers
	BNP Paribas Securities	RBC Capital Markets
	HSBC Securities	Mitsubishi UFJ Securities
	Credit Suisse Securities	Santander Investment Securities
	Deutsche Bank Securities	Standard Chartered Bank
	Mizuho Securities	SunTrust Robinson Humphrey
Morgan Stanley & Co.

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 2.95 05/15/25, C#68389XBC8

(4)	Date of First Offering: 04/28/15

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.543

Comparable Securities

1)	Lam Research Corporation, C#512807AN8
2)	Broadcom Corporation, C#111320AH0
3)	Abbott Laboratories, C#002824BB5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 04/28/15

(10)	Portfolio Assets on Trade Date: $1,509,296,822.53

(11)	Price Paid per Unit: $99.543

(12)	Total Price Paid by Portfolio:
2,645,000 bonds @ $99.543 = $2,632,912.35
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.543 = $39,817,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.174%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	Wells Fargo Securities
BofA Merrill Lynch
Co-Managers
	BNP Paribas Securities	RBC Capital Markets
	HSBC Securities	Mitsubishi UFJ Securities
	Credit Suisse Securities	Santander Investment Securities
	Deutsche Bank Securities	Standard Chartered Bank
	Mizuho Securities	SunTrust Robinson Humphrey
Morgan Stanley & Co.

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 3.9 05/15/35, C#68389XBE4

(4)	Date of First Offering: 04/28/15

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.325

Comparable Securities

1)	Xerox Corporation, C#984121CL5
2)	Energy Transfer Partners, C#29273RBE8
3)	Agrium, C#008916AQ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.700%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 04/28/15

(10)	Portfolio Assets on Trade Date: $1,509,296,822.53

(11)	Price Paid per Unit: $99.325

(12)	Total Price Paid by Portfolio:
660,000 bonds @ $99.325 = $655,545.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.325 = $14,898,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.043%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	Wells Fargo Securities
BofA Merrill Lynch

Co-Managers
	BNP Paribas Securities	RBC Capital Markets
	HSBC Securities	Mitsubishi UFJ Securities
	Credit Suisse Securities	Santander Investment Securities
	Deutsche Bank Securities	Standard Chartered Bank
	Mizuho Securities	SunTrust Robinson Humphrey
Morgan Stanley & Co.

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 4.125 05/15/45, C#68389XBF1

(4)	Date of First Offering: 04/28/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.589

Comparable Securities

1)	MetLife, C#59156RBN7
2)	Commonwealth Edison, C#202795JF8
3)	Eli Lilly & Co., 532457BJ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 04/28/15

(10)	Portfolio Assets on Trade Date: $1,509,296,822.53

(11)	Price Paid per Unit: $99.589

(12)	Total Price Paid by Portfolio:
1,325,000 bonds @ $99.589 = $1,319,554.25
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.589 = $19,917,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	Wells Fargo Securities
BofA Merrill Lynch

Co-Managers
	BNP Paribas Securities	RBC Capital Markets
	HSBC Securities	Mitsubishi UFJ Securities
	Credit Suisse Securities	Santander Investment Securities
	Deutsche Bank Securities	Standard Chartered Bank
	Mizuho Securities	SunTrust Robinson Humphrey
Morgan Stanley & Co.

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 4.375 05/15/55, C#68389XBG9

(4)	Date of First Offering: 04/28/15

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.549

Comparable Securities

1)	Consolidated Edison, C#209111FF5
2)	CSX Corporation, C#126408HA4
3)	MetLife Inc., C#59156RBN7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 04/28/15

(10)	Portfolio Assets on Trade Date: $1,509,296,823

(11)	Price Paid per Unit: $99.549

(12)	Total Price Paid by Portfolio:
660,000 bonds @ $99.549 = $657,023.40
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.549 = $9,954,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman Sachs
	BNP Paribas	HSBC Securities
	Citigroup	J.P. Morgan Securities
Deutsche Bank Securities

Co-Managers
	Banca IMI	Nikko Securities
	Bank of Ireland	RBC Capital Markets
	Barclays Capital	Santander Investment Securities
	BMO Capital Markets	SG Americas Securities
	BNY Mellon	Standard Chartered Bank
	Commerz Markets	UniCredit Capital Markets
	Mitsubishi UFJ Securities	Wells Fargo Securities
	Mizuho Securities	Williams Capital Group
Morgan Stanley & Co.

(2)	Names of Issuers: United Technologies

(3)	Title of Securities: UTX 4.15 05/15/45, C# 913017CA5

(4)	Date of First Offering: 04/29/15

(5)	Amount of Total Offering: $1,226,662,867.60

(6)	Unit Price of Offering: $99.862

Comparable Securities

1)	Ingersoll-Rand Luxembourg Finance, C# 456873AC2
2)	Burlington Northern Santa Fe, C#12189LAU5
3)	Caterpillar Inc., C#149123CD1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 04/29/15

(10)	Portfolio Assets on Trade Date: $1,502,938,626.50
1

(11)	Price Paid per Unit: $99.862

(12)	Total Price Paid by Portfolio:
530,000 bonds @ $99.862 = $529,268.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.862 = $9,986,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.035%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Wells Fargo Securities	Mizuho Securities
	Barclays	RBC Capital Markets
	Credit Suisse	SunTrust Robinson Humphrey
	MUFG	U.S. Bancorp

Co-Managers
	BBVA	Scotiabank
	BofA Merrill Lynch	SMBC Nikko
	DNB Markets	UBS Investment Bank
	Morgan Stanley	Deutsche Bank Securities

(2)	Names of Issuers: Enterprise Products Operating LLC

(3)	Title of Securities: EPD 3.7 02/15/26, C#29379VBH5

(4)	Date of First Offering: 05/04/2015

(5)	Amount of Total Offering: $875,000,000

(6)	Unit Price of Offering: $99.635

Comparable Securities

1)	BP Capital Markets, C#05565DQA3
2)	Energy Transfer Partners, C#29273RBD0
3)	MPLX LP, C#55336VAA8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 47 years

(9)	Trade Date: 05/04/2015

(10)	Portfolio Assets on Trade Date: $1,496,658,750.26

(11)	Price Paid per Unit: $99.635

(12)	Total Price Paid by Portfolio:
1,320,000 bonds @ $99.635 = $1,315,182.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.635 = $19,927,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.072%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm+

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Wells Fargo Securities	Mizuho Securities
	Barclays	RBC Capital Markets
	Credit Suisse	SunTrust Robinson Humphrey
	MUFG	U.S. Bancorp

Co-Managers
	BBVA	Scotiabank
	BofA Merrill Lynch	SMBC Nikko
	DNB Markets	UBS Investment Bank
	Morgan Stanley	Deutsche Bank Securities

(2)	Names of Issuers: Enterprise Products Operating LLC

(3)	Title of Securities: EPD 4.9 05/15/46, C#29379VBJ1

(4)	Date of First Offering: 05/04/2015

(5)	Amount of Total Offering: $875,000,000

(6)	Unit Price of Offering: $99.635

Comparable Securities

1)	Spectra Energy Partners, C#84756NAG4
2)	Energy Transfer Partners, C#29273RBF5
3)	Kinder Morgan, C#49456BAJ0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 47 years

(9)	Trade Date: 05/04/2015

(10)	Portfolio Assets on Trade Date: $1,496,658,750.26

(11)	Price Paid per Unit: $99.635

(12)	Total Price Paid by Portfolio:
680,000 bonds @ $99.635 = $677,518.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.635 = $11,956,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.045%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Morgan Stanley	HSBC
	BofA Merrill Lynch	MUFG
	Barclays	Mizuho Securities
Deutsche Bank

Co-Managers
	BNP Paribas	SG Americas Securities
	Credit Suisse	Standard Chartered Bank
	DNB Markets	US Bancorp Investments
	Lloyds Securities	Wells Fargo Securities
	RBC Capital Markets	Williams Capital Group
Santander

(2)	Names of Issuers: AbbVie Inc.

(3)	Title of Securities: ABBV 1.8 05/14/18, Cusip #00287YAN9

(4)	Date of First Offering: 05/05/2015

(5)	Amount of Total Offering: $3,000,000,000

(6)	Unit Price of Offering: $99.898

Comparable Securities

1)	Eli Lilly & Co., C#532457BK3
2)	Johnson & Johnson, C#478160BL7
3)	Pfizer Inc., C#717081DJ9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 127 years

(9)	Trade Date: 05/05/15

(10)	Portfolio Assets on Trade Date: $1,492,090,648.95

(11)	Price Paid per Unit: $99.898

(12)	Total Price Paid by Portfolio:
2,640,000 bonds @ $99.898 = $2,637,307.20
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.898 = $39,959.200.00

(14)	% of Portfolio Assets Applied to Purchase
0.145%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
127 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Morgan Stanley	HSBC
	BofA Merrill Lynch	MUFG
	Barclays	Mizuho Securities
Deutsche Bank

Co-Managers
	BNP Paribas	SG Americas Securities
	Credit Suisse	Standard Chartered Bank
	DNB Markets	US Bancorp Investments
	Lloyds Securities	Wells Fargo Securities
	RBC Capital Markets	Williams Capital Group
Santander

(2)	Names of Issuers: AbbVie Inc.

(3)	Title of Securities: ABBV 2.5 05/14/20, C#00287YAT6

(4)	Date of First Offering: 05/05/2015

(5)	Amount of Total Offering: $3,750,000,000

(6)	Unit Price of Offering: $99.59

Comparable Securities

1)	Abbott Laboratories, C#002824BB5
2)	Eli Lilly & Co., C#532457BH0
3)	Cardinal Health, C#14149YBA5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 127 years

(9)	Trade Date: 05/05/15

(10)	Portfolio Assets on Trade Date: $1,492,090,648.95

(11)	Price Paid per Unit: $99.59

(12)	Total Price Paid by Portfolio:
3,300,000 bonds @ $99.59= $3,286,470.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.59 = $49,795,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.220%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
127 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Morgan Stanley	BNP Paribas
	BofA Merrill Lynch	HSBC
	Barclays	Credit Suisse
Deutsche Bank

Co-Managers
	DNB Markets	SG Americas
	Lloyds Securities	Standard Chartered Bank
	Mitsubishi UFJ Securities	U.S. Bancorp Investments
	Mizuho Securities	Wells Fargo Securities
	RBC Capital Markets	Williams Capital Group
Santander

(2)	Names of Issuers: AbbVie Inc.

(3)	Title of Securities: ABBV 3.2 11/06/22, C#00287YAP4

(4)	Date of First Offering: 05/05/2015

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.803

Comparable Securities

1)	Abbott Laboratories, C#002824BA7
2)	Johnson & Johnson, C#478160BN3
3)	Thermo Fisher Scientific, C#883556BH4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 127 years

(9)	Trade Date: 05/05/15

(10)	Portfolio Assets on Trade Date: $1,492,090,648.95

(11)	Price Paid per Unit: $99.803

(12)	Total Price Paid by Portfolio:
660,000 bonds @ $99.803 = $658,699.80
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.803 = $9,980,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
127 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Morgan Stanley	BNP Paribas
	BofA Merrill Lynch	MUFG
	Barclays	Societe Generale
Deutsche Bank

Co-Managers
	Credit Suisse	Santander Investment Securities
	DNB Markets	Standard Chartered Bank
	HSBC Securities	U.S. Bancorp Investments
	Lloyds Securities	Wells Fargo Securities
	Mizuho Securities	Williams Capital Group
RBC Capital Markets

(2)	Names of Issuers: AbbVie Inc.

(3)	Title of Securities: ABBV 3.6 05/14/25, C#00287YAQ2

(4)	Date of First Offering: 05/05/2015

(5)	Amount of Total Offering: $3,750,000,000

(6)	Unit Price of Offering: $99.825

Comparable Securities

1)	Abbott Laboratories, C#002824BB5
2)	Eli Lilly & Co., C#532457BH0
3)	Cardinal Health, C#14149YBA5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 127 years

(9)	Trade Date: 05/05/15

(10)	Portfolio Assets on Trade Date: $1,492,090,648.95

(11)	Price Paid per Unit: $99.825

(12)	Total Price Paid by Portfolio:
1,980,000 bonds @ $99.825 = $1,976,535.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.825 = $29,947,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.132%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
127 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Morgan Stanley	BNP Paribas
	BofA Merrill Lynch	MUFG
	Barclays	Societe Generale
Deutsche Bank

Co-Managers
	Credit Suisse	Santander Investment Securities
	DNB Markets	Standard Chartered Bank
	HSBC Securities	U.S. Bancorp Investments
	Lloyds Securities	Wells Fargo Securities
	Mizuho Securities	Williams Capital Group
RBC Capital Markets

(2)	Names of Issuers: AbbVie Inc.

(3)	Title of Securities: ABBV 4.5 05/14/35, C#00287YAR0

(4)	Date of First Offering: 05/05/2015

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.309

Comparable Securities

1)	Energy Transfer Partners, C#29273RBE8
2)	Agrium, C#008916AQ1
3)	Phillips 66, C#718546AK0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 127 years

(9)	Trade Date: 05/05/15

(10)	Portfolio Assets on Trade Date: $1,492,090,648.95

(11)	Price Paid per Unit: $99.309

(12)	Total Price Paid by Portfolio:
495,000 bonds @ $99.309 = $491,579.55
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.309 = $9,930,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.033%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
127 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Morgan Stanley	HSBC Securities
	BofA Merrill Lynch	MUFG
	Barclays	Societe Generale
Deutsche Bank

Co-Managers
	Credit Suisse	Santander Investment Securities
	DNB Markets	Standard Chartered Bank
	BNP Paribas	U.S. Bancorp Investments
	Lloyds Securities	Wells Fargo Securities
	Mizuho Securities	Williams Capital Group
RBC Capital Markets

(2)	Names of Issuers: AbbVie Inc.

(3)	Title of Securities: ABBV 4.7 05/14/45, C#00287YAS8

(4)	Date of First Offering: 05/05/2015

(5)	Amount of Total Offering: $2,700,000,000

(6)	Unit Price of Offering: $99.952

Comparable Securities

1)	Eli Lilly, C#532457BJ6
2)	Cardinal Health, C#14149YBB3
3)	MetLife, C#59156RBN7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 127 years

(9)	Trade Date: 05/05/15

(10)	Portfolio Assets on Trade Date: $1,492,090,648.95

(11)	Price Paid per Unit: $99.952

(12)	Total Price Paid by Portfolio:
560,000 bonds @ $99.952 = $559,731.20
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.952 = $9,995,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.038%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
127 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	J.P. Morgan Securities
	Goldman, Sachs & Co.	BofA Merrill Lynch

Co-Managers
	CastleOak Securities	Lebenthal & Co.
	Citigroup Global Markets	Mischler Financial Group
	Credit Suisse Securities	Wells Fargo Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 2 05/06/20, C#037833BD1

(4)	Date of First Offering: 05/06/15

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.845

Comparable Securities

1)	Texas Instruments, C#882508AZ7
2)	Lam Research Corporation, C#512807AM0
3)	Abbott Laboratories, C#002824AZ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 05/06/15

(10)	Portfolio Assets on Trade Date: $1,488,059,607.19

(11)	Price Paid per Unit: $99.845

(12)	Total Price Paid by Portfolio:
2,310,000 bonds @ $99.845= $2,306,419.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.845 = $34,945,750.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.155%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	J.P. Morgan Securities
	Goldman, Sachs & Co.	BofA Merrill Lynch

Co-Managers
	CastleOak Securities	Lebenthal & Co.
	Citigroup Global Markets	Mischler Financial Group
	Credit Suisse Securities	Wells Fargo Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 2.7 05/13/22, C#037833BF6

(4)	Date of First Offering: 05/06/15

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.816

Comparable Securities

1)	Corning, C#219350BB0QCZ9
2)	BP Capital Markets, C#05565
3)	Abbott Laboratories, C#002824BA7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.180%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 05/06/15

(10)	Portfolio Assets on Trade Date: $1,488,059,607.19

(11)	Price Paid per Unit: $99.816

(12)	Total Price Paid by Portfolio:
2,640,000 bonds @ $99.816= $2,635,142.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.816 = $39,926,400.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.177%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	J.P. Morgan Securities
	Goldman, Sachs & Co.	BofA Merrill Lynch

Co-Managers
	CastleOak Securities	Lebenthal & Co.
	Citigroup Global Markets	Mischler Financial Group
	Credit Suisse Securities	Wells Fargo Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 3.2 05/13/25, C#037833BG4

(4)	Date of First Offering: 05/06/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.652

Comparable Securities

1)	Lam Research, C#512807AN8
2)	Pepsico, Inc., C#713448CT3
3)	Broadcom Corporation, C#111320AH0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 05/06/15

(10)	Portfolio Assets on Trade Date: $1,488,059,607.19

(11)	Price Paid per Unit: $99.652

(12)	Total Price Paid by Portfolio:
1,980,000 bonds @ $99.652= $1,973,109.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.652 = $29,895,600.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.133%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	J.P. Morgan Securities
	Goldman, Sachs & Co.	BofA Merrill Lynch

Co-Managers
	CastleOak Securities	Lebenthal & Co.
	Citigroup Global Markets	Mischler Financial Group
	Credit Suisse Securities	Wells Fargo Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 4.375 05/13/45, C#037833BH2

(4)	Date of First Offering: 05/06/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.635

Comparable Securities

1)	Spectra Energy Partners, C#84756NAG4
2)	Energy Transfer Partners, C#29273RBF5
3)	Eli Lilly & Co., C#532457BJ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 05/06/15

(10)	Portfolio Assets on Trade Date: $1,488,059,607.19

(11)	Price Paid per Unit: $99.635

(12)	Total Price Paid by Portfolio:
755,000 bonds @ $99.635= $752,244.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.635 = $14,945,250.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	J.P. Morgan
	BofA Merrill Lynch	Wells Fargo Securities

Co-Managers
	BNY Mellon Capital	RBC Capital Markets
	Credit Agricole CIB	Regions Securities
	Deutsche Bank Securities	U.S. Bancorp
	Scotiabank	Morgan Stanley
	BBVA	SunTrust Robinson Humphrey
PNC Capital Markets

(2)	Names of Issuers: Host Hotels & Resorts, L.P.

(3)	Title of Securities: HST 4 06/15/25, C#44107TAV8

(4)	Date of First Offering: 05/06/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.838

Comparable Securities

1)	Deutsche Bank, C #251525AP6
2)	EPR Properties, C#26884UAB5
3)	Discover Financial Services, C#254709AL2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 05/06/15

(10)	Portfolio Assets on Trade Date: $1,488,059,607.19

(11)	Price Paid per Unit: $99.838

(12)	Total Price Paid by Portfolio:
660,000 bonds @ $99.838 = $658,930.80
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.838 = $9,983,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	BNP Paribas	BofA Merrill Lynch
	Citigroup Global Markets	RBC Capital Markets
	Deutsche Bank Securities	SMBC Nikko Securities

Co-Managers
	Banca IMI	Scotia Capital Inc.
	DNB Markets	Standard Chartered Bank
	HSBC Securities	U.S. Bancorp Investments
	Santander Investment Securities	Wells Fargo Securities

(2)	Names of Issuers: Boston Scientific Corporation

(3)	Title of Securities: BSX 2.85 05/15/20, C#101137AP2

(4)	Date of First Offering: 05/07/2015

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Abbott Laboratories, C#002824AZ3
2)	Johnson & Johnson, C#478160BM5
3)	Cardinal Health Inc., C#14149YAZ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 36 years

(9)	Trade Date: 05/07/2015

(10)	Portfolio Assets on Trade Date: $1,490,987,673.39

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
990,000 bonds @ $100.000 = $990,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $100.000 = $15,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.067%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
36 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	BNP Paribas	BofA Merrill Lynch
	Citigroup Global Markets	RBC Capital Markets
	Deutsche Bank Securities	SMBC Nikko Securities

Co-Managers
	Banca IMI	Scotia Capital Inc.
	DNB Markets	Standard Chartered Bank
	HSBC Securities	U.S. Bancorp Investments
	Santander Investment Securities	Wells Fargo Securities

(2)	Names of Issuers: Boston Scientific Corporation

(3)	Title of Securities: BSX 3.375 05/15/22, cusip #101137AQ0

(4)	Date of First Offering: 05/07/2015

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Abbott Laboratories, C#002824BA7
2)	Johnson & Johnson, C#478160BN3
3)	Thermo Fisher Scientific, C#883556BH4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 36 years

(9)	Trade Date: 05/07/2015

(10)	Portfolio Assets on Trade Date: $1,490,987,673.39

(11)	Price Paid per Unit: $99.364

(12)	Total Price Paid by Portfolio:
660,000 bonds @ $99.364 = $655,802.40
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.364 = $9,936,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
36 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	BNP Paribas	BofA Merrill Lynch
	Citigroup Global Markets	RBC Capital Markets
	Deutsche Bank Securities	SMBC Nikko Securities

Co-Managers
	Banca IMI	Scotia Capital Inc.
	DNB Markets	Standard Chartered Bank
	HSBC Securities	U.S. Bancorp Investments
	Santander Investment Securities	Wells Fargo Securities

(2)	Names of Issuers: Boston Scientific Corporation

(3)	Title of Securities: BSX 3.85 05/15/25, C#101137AR8

(4)	Date of First Offering: 05/07/2015

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.860

Comparable Securities

1)	Abbott Laboratories, C#002824BB5
2)	Cardinal Health, C#14149YBA5
3)	American Tower Corporation, C#03027XAG5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 36 years

(9)	Trade Date: 05/07/2015

(10)	Portfolio Assets on Trade Date: $1,490,987,673.39

(11)	Price Paid per Unit: $99.860

(12)	Total Price Paid by Portfolio:
990,000 bonds @ $99.860 = $988,614.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.860 = $14,979,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.066%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
36 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	Barclays	Mizuho Securities
BofA Merrill Lynch

Co-Managers
	KeyBanc Capital Markets	BNY Mellon Capital Markets
	Wells Fargo Securities	Wedbush Securities

(2)	Names of Issuers: Puget Energy Inc.

(3)	Title of Securities: PSD 3.65 05/15/25 144A, C#745310AG7

(4)	Date of First Offering: 05/07/15

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.867

Comparable Securities

1)	Eversource Energy, C#664397AM8
2)	Ameren Illinois Co., C#02361DAP5
3)	Southern California Gas Co., C#842434CM2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 18 years

(9)	Trade Date: 05/07/15

(10)	Portfolio Assets on Trade Date: $1,490,987,673.39

(11)	Price Paid per Unit: $99.867

(12)	Total Price Paid by Portfolio:
1,875,000 bonds @ $99.867 = $1,872,506.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.867 = $19,973,400.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.126%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
18 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BNY Mellon Capital Markets	Mitsubishi UFJ Securities
	Goldman Sachs	U.S. Bancorp Investments
	Keybanc Capital Markets	Wells Fargo Securities .

Co-Managers
	Fifth Third Securities	PNC Capital Markets
	BofA Merrill Lynch	RBC Capital Markets

(2)	Names of Issuers: Appalachian Power Company

(3)	Title of Securities: AEP 4.45 06/01/45, C#037735CV7

(4)	Date of First Offering: 05/11/15

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.277

Comparable Securities

1)	Delmarva Power & Light Co., C#247109BT7
2)	Duke Energy Carolinas, C#26442CAP9
3)	Commonwealth Edison Co., C#202795JF8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 109 years

(9)	Trade Date: 05/11/15

(10)	Portfolio Assets on Trade Date: $1,494,050,287.45

(11)	Price Paid per Unit: $99.277

(12)	Total Price Paid by Portfolio:
1,190,000 bonds @ $99.277 = $1,181,396.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.277 = $19,855,400.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.079%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
109 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	Lloyds Bank PLC
	Deutsche Bank	TD Securities
	J.P. Morgan	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Lloyds Bank PLC

(3)	Title of Securities: LLOYDS 3.5 05/14/25, Cusip #53944VAH2

(4)	Date of First Offering: 05/11/2015

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.732

Comparable Securities

1)	American Tower Corporation, C#03027XAG5
2)	Principal Financial Group, C#74251VAK8
3)	Citigroup Inc., C#172967JP7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 250 years

(9)	Trade Date: 05/11/2015

(10)	Portfolio Assets on Trade Date: $1,494,050,287.45

(11)	Price Paid per Unit: $99.732

(12)	Total Price Paid by Portfolio:
1,655,000 bonds @ $99.732 = $1,650,564.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.732 = $24,933,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.111%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
250 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	Morgan Stanley & Co.

Co-Managers
	BNP Paribas	Scotia Capital
Wells Fargo Securities

(2)	Names of Issuers: Seagate HDD Cayman

(3)	Title of Securities: STX 4.875 06/01/27 144A, cusip #81180WAQ4

(4)	Date of First Offering: 05/11/15

(5)	Amount of Total Offering: $700,000,000

(6)	Unit Price of Offering: $99.718

Comparable Securities

1)	Morgan Stanley, C#61761JZN2
2)	JPMorgan Chase & Co., C#46625HJZ4
3)	Comerica, C#200340AQ0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 36 years

(9)	Trade Date: 05/11/15

(10)	Portfolio Assets on Trade Date: $1,494,050,287.45

(11)	Price Paid per Unit: $99.718

(12)	Total Price Paid by Portfolio:
485,000 bonds @ $99.718 = $483,632.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.718 = $6,980,260.00

(14)	% of Portfolio Assets Applied to Purchase
0.032%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
36 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	SunTrust Robinson Humphrey
	J.P. Morgan	Wells Fargo Securities

Co-Managers
	Capital One Securities	RBS Securities
	HSBC Securities	TD Securities
	Morgan Stanley	Williams Capital Group
RBC Capital Markets

(2)	Names of Issuers: Verisk Analytics, Inc.

(3)	Title of Securities: VRSK 4 06/15/25, C#92345YAD8

(4)	Date of First Offering: 05/11/2015

(5)	Amount of Total Offering: $900,000,000

(6)	Unit Price of Offering: $99.463

Comparable Securities

1)	Lam Research Corporation, C#512807AN8
2)	Cadence Design Systems, C#127387AL2
3)	American Tower Corporation, C#03027XAG5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 44 years

(9)	Trade Date: 05/11/2015

(10)	Portfolio Assets on Trade Date: $1,494,050,287.45

(11)	Price Paid per Unit: $99.463

(12)	Total Price Paid by Portfolio:
660,000 bonds @ $99.463 = $656,455.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.463 = $9,946,300.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	SunTrust Robinson Humphrey
	J.P. Morgan	Wells Fargo Securities

Co-Managers
	Capital One Securities	RBS Securities
	HSBC Securities	TD Securities
	Morgan Stanley	Williams Capital Group
RBC Capital Markets

(2)	Names of Issuers: Verisk Analytics, Inc.

(3)	Title of Securities: VRSK 5.5 06/15/45, Cusip #92345YAE6

(4)	Date of First Offering: 05/11/2015

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.657

Comparable Securities

1)	Southern Copper Corp., C#84265VAJ4
2)	Spectra Energy Partners, C#84756NAG4
3)	Energy Transfer Partners, C#29273RBF5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 44 years

(9)	Trade Date: 05/11/2015

(10)	Portfolio Assets on Trade Date: $1,494,050,287.45

(11)	Price Paid per Unit: $99.657

(12)	Total Price Paid by Portfolio:
235,000 bonds @ $99.657 = $234,193.95

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.657 = $4,982,850.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.016%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	Mizuho Securities
	Citigroup	RBC Capital Markets
	J.P. Morgan Securities	SG Americas Securities
	Mitsubishi	SMBC Nikko Securities

Co-Managers
	Banca IMI	HSBC Securities
	Barclays Capital	Lloyds Securities
	BNP Paribas Securities	Skandinaviska Enskilda Banks
	Credit Agricole Securities	Standard Chartered Bank
	Credit Suisse Securities	U.S. Bancorp
	Deutsche Bank	Wells Fargo Securities
DNB NOR Markets

(2)	Names of Issuers: ConocoPhillips

(3)	Title of Securities: COP 2.2 05/15/20, C#20826FAJ5

(4)	Date of First Offering: 05/13/2015

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.906

Comparable Securities

1)	Shell International Finance, C#822582BG6
2)	CNOOC Finance 2015, C#12634GAA1
3)	BP Capital Markets, C#05565QCX4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 13 years

(9)	Trade Date: 05/13/2015

(10)	Portfolio Assets on Trade Date: $1,492,916,681.58

(11)	Price Paid per Unit: $99.906
1

(12)	Total Price Paid by Portfolio:
1,340,000 bonds @ $99.906 = $1,338,740.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.906 = $19,981,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.090%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
13 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Barclays Capital	J.P. Morgan Securities
	Deutsche Bank	Morgan Stanley

Co-Managers
	BNP Paribas Securities	RBC Capital Markets
	CastleOak Securities	Samuel A. Ramirez
	Citigroup Global Markets	U.S. Bancorp Investments
	Drexel Hamilton	Wells Fargo Securities
Mizuho Securities

(2)	Names of Issuers: Qualcomm, Inc.

(3)	Title of Securities: QCOM 2.25 05/20/20, cusip #747525AD5

(4)	Date of First Offering: 05/13/2015

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.920

Comparable Securities

1)	Texas Instruments, Cusip #882508AZ7
2)	Lam Research Corporation, C#512807AM0
3)	Korea Development Bank, C#500630CE6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 05/13/15

(10)	Portfolio Assets on Trade Date: $1,492,916,681.58

(11)	Price Paid per Unit: $99.920

(12)	Total Price Paid by Portfolio:
1,015,000 bonds @ $99.920 = $1,014,188.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.920 = $14,988,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.068%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Barclays Capital	J.P. Morgan Securities
	Deutsche Bank	Morgan Stanley

Co-Managers
	BNP Paribas Securities	RBC Capital Markets
	CastleOak Securities	Samuel A. Ramirez
	Citigroup Global Markets	U.S. Bancorp Investments
	Drexel Hamilton	Wells Fargo Securities
Mizuho Securities

(2)	Names of Issuers: Qualcomm, Inc.

(3)	Title of Securities: QCOM 3.45 05/20/25, cusip #747525AF0

(4)	Date of First Offering: 05/13/2015

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.640

Comparable Securities
1)	Lam Research Corporation, C#512807AN8
2)	Cadence Design Systems, C#127387AL2
3)	Broadcom Corporation, C#111320AH0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 05/13/15

(10)	Portfolio Assets on Trade Date: $1,492,916,681.58

(11)	Price Paid per Unit: $99.640

(12)	Total Price Paid by Portfolio:
675,000 bonds @ $99.640 = $672,570.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.640 = $9,964,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.045%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Barclays Capital	J.P. Morgan Securities
	Deutsche Bank	Morgan Stanley

Co-Managers
	BNP Paribas Securities	RBC Capital Markets
	CastleOak Securities	Samuel A. Ramirez
	Citigroup Global Markets	U.S. Bancorp Investments
	Drexel Hamilton	Wells Fargo Securities
Mizuho Securities

(2)	Names of Issuers: Qualcomm, Inc.

(3)	Title of Securities: QCOM 4.8 05/20/45, Cusip #747525AK9

(4)	Date of First Offering: 05/13/2015

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.464

Comparable Securities

1)	Spectra Energy Partners, Cusip #84756NAG4
2)	Energy Transfer Partners, Cusip #29273RBF5
3)	Kinder Morgan Inc./Delaware, Cusip 49456BAJ0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 05/13/15

(10)	Portfolio Assets on Trade Date: $1,492,916,681.58

(11)	Price Paid per Unit: $99.464

(12)	Total Price Paid by Portfolio:
675,000 bonds @ $99.464 = $671,382.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.464 = $9,946,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.045%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	Morgan Stanley
	J.P. Morgan	Wells Fargo Securities

Co-Managers
	BB&T Capital Markets	Regions Securities
	BNY Mellon Capital Markets	Scotia Capital USA
	KeyBanc Capital Markets	SunTrust Robinson Humphrey
	Mitsubishi UFJ Securities	US Bancorp Investment
PNC Capital Markets

(2)	Names of Issuers: HCP, Inc.

(3)	Title of Securities: HCP 4 06/01/25, cusip #40414LAN9

(4)	Date of First Offering: 05/14/2015

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.126

Comparable Securities

1)	ERP Operating, C#26884ABD4
2)	American Tower Corporation, C#03027XAG5
3)	EPR Properties, C#26884UAB5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 05/14/2015

(10)	Portfolio Assets on Trade Date: $1,494,050,287.45

(11)	Price Paid per Unit: $99.126

(12)	Total Price Paid by Portfolio:
665,000 bonds @ $99.126 = $659,187.90
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.126 = $9,912,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse

Co-Managers
	Barclays Capital	RBC Capital Markets
	BMO Capital Markets	RBS Securities
	BNY Mellon Capital Markets	Scotia Capital (USA)
	Capital One Securities, Inc.	SunTrust Robinson Humphrey
	CIBC World Markets Corp.	TD Securities
	Citigroup Global Markets	U.S. Bancorp Investments
	Commerz Markets	Wells Fargo Securities
	Fifth Third Securities	MFR Securities
	ING Financial Markets	Mischler Financial Group
	Lloyds Securities	Samuel A. Ramirez & Company
Morgan Stanley

(2)	Names of Issuers: Credit Suisse Group Funding (Guernsey) Limited

(3)	Title of Securities: CS 4.875 05/15/45 144A, C#225433AE1

(4)	Date of First Offering: 05/18/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.673

Comparable Securities

1)	EPR Operating LP, C#26884ABE2
2)	MetLife Inc., C#5156RBN7
3)	Morgan Stanley, C#61747YDY8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 159 years

(9)	Trade Date: 05/18/15

(10)	Portfolio Assets on Trade Date: $1,494,283,388.18

(11)	Price Paid per Unit: $99.673
1

(12)	Total Price Paid by Portfolio:
1,560,000 bonds @ $99.673 = $1,554,898.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.673 = $24,918,250.00

(14)	% of Portfolio Assets Applied to Purchase
0.104%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
159 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Deutsche Bank
	BNP Paribas	HSBC Securities
	Citigroup	J.P. Morgan Securities

Co-Managers
	BofA Merrill Lynch	MUFG
	Wells Fargo Securities	SMBC Nikko
	RBBC Capital Markets	U.S. Bancorp

(2)	Names of Issuers: Emerson Electric Company

(3)	Title of Securities: EMR 3.15 06/01/25, C#291011BG8

(4)	Date of First Offering: 05/18/2015

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.684

Comparable Securities

1)	Republic Services, C#760759AQ3
2)	Ingersoll-Rand Lux. Finance, C#456873AB4
3)	Burlington Northern Santa Fe, C#

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 125 years

(9)	Trade Date: 05/18/2015

(10)	Portfolio Assets on Trade Date: $1,495,480,376.79

(11)	Price Paid per Unit: $99.684

(12)	Total Price Paid by Portfolio:
1,000,000 bonds @ $99.684 = $996,840.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.684 = $14,952,600.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.067%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
125 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mizuho Securities
	Citigroup	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	ANZ Securities	Samuel A. Ramirez & Co.
	Blaylock Beal Van	Scotia Capital (USA) Inc.
	Lebenthal & Co.	SG Americas Securities
	Loop Capital Markets	SunTrust Robinson Humphrey
	Mitsubishi UFJ Securities	The Williams Capital Group
	RBC Capital Markets	U.S. Bancorp Investments

(2)	Names of Issuers: McDonald’s Corporation

(3)	Title of Securities: MCD 2.2 05/26/20, C#58013MET7

(4)	Date of First Offering: 05/18/15

(5)	Amount of Total Offering: $700,000,000

(6)	Unit Price of Offering: $99.812

Comparable Securities

1)	Ford Motor Credit Co., C#345397XF5
2)	Southwest Airlines, C#844741BA5
3)	Toyota Motor Credit Corporation, C#89236TCF0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 75 years

(9)	Trade Date: 05/18/15

(10)	Portfolio Assets on Trade Date: $1,494,283,388.18

(11)	Price Paid per Unit: $99.812

(12)	Total Price Paid by Portfolio:
1,995,000 bonds @ $99.812 = $1,991,249.40
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.812 = $29,943,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.133%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
75 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mizuho Securities
	Citigroup	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	ANZ Securities	Samuel A. Ramirez & Co.
	Blaylock Beal Van	Scotia Capital (USA) Inc.
	Lebenthal & Co.	SG Americas Securities
	Loop Capital Markets	SunTrust Robinson Humphrey
	Mitsubishi UFJ Securities	The Williams Capital Group
	RBC Capital Markets	U.S. Bancorp Investments

(2)	Names of Issuers: McDonald’s Corporation

(3)	Title of Securities: MCD 4.6 05/26/45, C#58013MEV2

(4)	Date of First Offering: 05/18/15

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.968

Comparable Securities
1)	ERP Operating, C#26884ABE2
2)	Shell International Fin., C#822582BF8
3)	Spectra Energy Partners, C#84756NAG4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 75 years

(9)	Trade Date: 05/18/15

(10)	Portfolio Assets on Trade Date: $1,494,283,388.18

(11)	Price Paid per Unit: $99.968

(12)	Total Price Paid by Portfolio:
665,000 bonds @ $99.968 = $664,787.20
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.968 = $9,996,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
75 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mitsubishi UFJ Securities
	J.P. Morgan	Wells Fargo Securities

Co-Managers
	Fifth Third Securities	KeyBanc Capital Markets
	FTN Financial Securities	SunTrust Robinson Humphrey
	HSBC Securities	U.S. Bancorp Investments

(2)	Names of Issuers: Scripps Networks Interactive

(3)	Title of Securities: SNI 2.8 06/15/20, C#811065AE1

(4)	Date of First Offering: 05/18/15

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.659

Comparable Securities

1)	American Tower Corporation, C#03027XAF7
2)	Lam Research Corporation, C#512807AM0
3)	CBS Corporation, C#124857AL7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 7 years

(9)	Trade Date: 05/18/15

(10)	Portfolio Assets on Trade Date: $1,495,480,376.79

(11)	Price Paid per Unit: $99.659

(12)	Total Price Paid by Portfolio:
1,000,000 bonds @ $99.659 = $996,590.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.659 = $14,948,850.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.067%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
7 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mitsubishi UFJ Securities
	J.P. Morgan	Wells Fargo Securities

Co-Managers
	Fifth Third Securities	KeyBanc Capital Markets
	FTN Financial Securities	SunTrust Robinson Humphrey
	HSBC Securities	U.S. Bancorp Investments

(2)	Names of Issuers: Scripps Networks Interactive

(3)	Title of Securities: SNI 3.5 06/15/22, C#811065AF8

(4)	Date of First Offering: 05/18/15

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.690

Comparable Securities

1)	Corning, Inc., C#219350BB0
2)	BP Capital Markets, C#05565QCZ9
3)	Abbott Laboratories, C#002824BA7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 7 years

(9)	Trade Date: 05/18/15

(10)	Portfolio Assets on Trade Date: $1,495,480,376.79

(11)	Price Paid per Unit: $99.690

(12)	Total Price Paid by Portfolio:
665,000 bonds @ $99.690 = $662,938.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.690= $9,969,000.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
7 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mitsubishi UFJ Securities
	J.P. Morgan	Wells Fargo Securities

Co-Managers
	Fifth Third Securities	KeyBanc Capital Markets
	FTN Financial Securities	SunTrust Robinson Humphrey
	HSBC Securities	U.S. Bancorp Investments

(2)	Names of Issuers: Scripps Networks Interactive

(3)	Title of Securities: SNI 3.95 06/15/25, C#811065AG6

(4)	Date of First Offering: 05/18/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.810

Comparable Securities

1)	EnLink Midstream Partners, C#29336UAE7
2)	American Tower Corporation, C#03027XAG5
3)	CBS Corporation, C#124857AM5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 7 years

(9)	Trade Date: 05/18/15

(10)	Portfolio Assets on Trade Date: $1,495,480,376.79

(11)	Price Paid per Unit: $99.810

(12)	Total Price Paid by Portfolio:
1,195,000 bonds @ $99.810 = $1,192,729.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.810= $19,962,000.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.080%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
7 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Morgan Stanley
	Deutsche Bank Securities	SMBC Nikko
	Goldman, Sachs & Co.	UBS Securities

Co-Managers
	Barclays Capital	Mizuho Securities
	BNP Paribas Securities	PNC Capital Markets
	Credit Suisse Securities	Ramirez & Co., Inc.
	DNB NOR Markets	RBC Capital Markets
	Drexel Hamilton	Santander Investment Securities
	J.P. Morgan Securities	SunTrust Robinson Humphrey
	Lebenthal & Co. Inc.	TD Securities
	Lloyds Capital Markets	Telsey Advisory Group
	Merrill Lynch	US Bancorp
	MFR Securities	Wells Fargo Securities
	Mischler Financial Group	Williams Capital Group

(2)	Names of Issuers: Comcast Corporation

(3)	Title of Securities: CMCSA 3.375 08/15/25, C#20030NBN0

(4)	Date of First Offering: 05/19/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.875

Comparable Securities

1)	ERP Operating, C#26884ABD4
2)	Agrium, C#008916AP3
3)	CBS Corporation, C#124857AM5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 52 years

(9)	Trade Date: 05/19/15

(10)	Portfolio Assets on Trade Date: $1,494,283,388.18
1

(11)	Price Paid per Unit: $99.875

(12)	Total Price Paid by Portfolio:
1,000,000 bonds @ $99.875 = $998,750.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.875 = $14,981,250.00

(14)	% of Portfolio Assets Applied to Purchase
0.067%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
52 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Morgan Stanley
	Deutsche Bank Securities	SMBC Nikko
	Goldman, Sachs & Co.	UBS Securities

Co-Managers
	Barclays Capital	Mizuho Securities
	BNP Paribas Securities	PNC Capital Markets
	Credit Suisse Securities	Ramirez & Co., Inc.
	DNB NOR Markets	RBC Capital Markets
	Drexel Hamilton	Santander Investment Securities
	J.P. Morgan Securities	SunTrust Robinson Humphrey
	Lebenthal & Co. Inc.	TD Securities
	Lloyds Capital Markets	Telsey Advisory Group
	Merrill Lynch	US Bancorp
	MFR Securities	Wells Fargo Securities
	Mischler Financial Group	Williams Capital Group

(2)	Names of Issuers: Comcast Corporation

(3)	Title of Securities: CMCSA 4.4 08/15/35, C #20030NBP5

(4)	Date of First Offering: 05/19/15

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $99.939

Comparable Securities

1)	Shell International Fin., C#822582BE1
2)	Energy Transfer Partners, C#29273RBE8
3)	Agrium Inc., C#008916AQ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 52 years

(9)	Trade Date: 05/19/15

(10)	Portfolio Assets on Trade Date: $1,494,283,388.18
1

(11)	Price Paid per Unit: $99.939

(12)	Total Price Paid by Portfolio:
665,000 bonds @ $99.939 = $664,594.35

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.939 = $9,993,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
52 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Morgan Stanley
	Deutsche Bank Securities	SMBC Nikko
	Goldman, Sachs & Co.	UBS Securities

Co-Managers
	Barclays Capital	Mizuho Securities
	BNP Paribas Securities	PNC Capital Markets
	Credit Suisse Securities	Ramirez & Co., Inc.
	DNB NOR Markets	RBC Capital Markets
	Drexel Hamilton	Santander Investment Securities
	J.P. Morgan Securities	SunTrust Robinson Humphrey
	Lebenthal & Co. Inc.	TD Securities
	Lloyds Capital Markets	Telsey Advisory Group
	Merrill Lynch	US Bancorp
	MFR Securities	Wells Fargo Securities
	Mischler Financial Group	Williams Capital Group

(2)	Names of Issuers: Comcast Corporation

(3)	Title of Securities: CMCSA 4.6 08/15/45, C#20030NBQ3

(4)	Date of First Offering: 05/19/15

(5)	Amount of Total Offering: $1,700,000,000

(6)	Unit Price of Offering: $99.925

Comparable Securities

1)	Delmarva Power & Light, C#247109BT7
2)	ERP Operating, C#26884ABE2
3)	CBS Corporation, C#124857AK9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 52 years

(9)	Trade Date: 05/19/15

(10)	Portfolio Assets on Trade Date: $1,494,283,388.18
1

(11)	Price Paid per Unit: $99.925

(12)	Total Price Paid by Portfolio:
880,000 bonds @ $99.925 = $879,340.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.925 = $14,988,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.059%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
52 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse	Mizuho Securities
	J.P. Morgan	RBC Capital Markets
	Mitsubishi UFJ Securities	Scotia Capital

Co-Managers
	BNY Mellon Capital Markets	BofA Merrill Lynch
	Fifth Third Securities	PNC Capital Markets
	Huntington Investment Co.	U.S. Bancorp Piper Jaffray
	KeyBanc Capital Markets	Wells Fargo Securities
Loop Capital Markets

(2)	Names of Issuers: Columbia Pipeline Group

(3)	Title of Securities: COLPIP 2.45 06/01/18 144A, C#198280AA7

(4)	Date of First Offering: 05/19/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.976

Comparable Securities

1)	Eversource Energy, C#664397AL0
2)	General Motors Financial, C#37045XAV8
3)	Select Income REIT, C#81618TAA8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 103 years

(9)	Trade Date: 05/19/15

(10)	Portfolio Assets on Trade Date: $1,494,283,388.18

(11)	Price Paid per Unit: $99.976

(12)	Total Price Paid by Portfolio:
695,000 bonds @ $99.976 = $694,833.20
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.976 = $9,997,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
103 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse	Mizuho Securities
	J.P. Morgan	RBC Capital Markets
	Mitsubishi UFJ Securities	Scotia Capital

Co-Managers
	BNY Mellon Capital Markets	BofA Merrill Lynch
	Fifth Third Securities	PNC Capital Markets
	Huntington Investment Co.	U.S. Bancorp Piper Jaffray
	KeyBanc Capital Markets	Wells Fargo Securities
Loop Capital Markets

(2)	Names of Issuers: Columbia Pipeline Group

(3)	Title of Securities: COLPIP 3.3 06/01/20 144A, Cusip #198280AC3

(4)	Date of First Offering: 05/19/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.820

Comparable Securities

1)	Exelon Generation Co., C#30161MAP8
2)	Dominion Resources, C#25746UCA5
3)	DTE Energy Company, C#233331AT4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 103 years

(9)	Trade Date: 05/19/15

(10)	Portfolio Assets on Trade Date: $1,494,283,388.18

(11)	Price Paid per Unit: $99.820

(12)	Total Price Paid by Portfolio:
835,000 bonds @ $99.820 = $833,497.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.820= $11,978,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.056%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
103 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	U.S. Bancorp	UBS Investment Bank
	SG Americas Securities	Morgan Stanley
	Mizuho Securities	Deutsche Bank Securities
Barclays

Co-Managers
	BMO Capital Markets	Comerica Inc
	DNB NOR Markets Inc	RBC Capital Markets
	Scotia Capital Inc	Wells Fargo Securities

(2)	Names of Issuers: Western Gas Partners LP

(3)	Title of Securities: WES 3.95 6/1/25, C#958254AE4

(4)	Date of First Offering: 05/26/2015

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $98.789

Comparable Securities

1)	BP Capital Markets, C#05565QDA3
2)	Energy Transfer Partners, C#29273RBD0
3)	MPLX LP, C#55336VAA8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 7 years

(9)	Trade Date: 05/26/2015

(10)	Portfolio Assets on Trade Date: $1,498,616,649

(11)	Price Paid per Unit: $98.789

(12)	Total Price Paid by Portfolio:
1,165,000 bonds @ $98.789 = $1,150,891.85
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $98.789 = $19,757,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.077%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
7 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse	J.P. Morgan Securities
	Goldman Sachs	Merrill Lynch PF&S

Co-Managers
	Barclays Capital	BNY Mellon Capital
	Citigroup Global Markets	Deutsche Bank
	Fifth Third Securities	Lebenthal & Co
	Mizuho Securities	Morgan Stanley
	RBC Capital Markets	SunTrust Robinson Humphrey
	TD Securities	U.S. Bancorp Investments
	Wells Fargo Securities	Williams Capital

(2)	Names of Issuers: Home Depot, Inc.

(3)	Title of Securities: HD 2.625 6/1/22, cusip #437076BG6

(4)	Date of First Offering: 05/28/2015

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.632

Comparable Securities

1)	Ford Motor Credit Co LLC, C#345397XA6
2)	Abbott Laboratories, C#002824BA7
3)	Corning Inc., C#219350BB0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 37 years

(9)	Trade Date: 05/28/15

(10)	Portfolio Assets on Trade Date: $ 1,498,415,471

(11)	Price Paid per Unit: $99.632

(12)	Total Price Paid by Portfolio:
1,010,000 bonds @ $99.632 = $1,006,283.20
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.632 = $14,944,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.067%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
37 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse	J.P. Morgan Securities
	Goldman Sachs	Merrill Lynch PF&S

Co-Managers
	Barclays Capital	BNY Mellon Capital
	Citigroup Global Markets	Deutsche Bank
	Fifth Third Securities	Lebenthal & Co
	Mizuho Securities	Morgan Stanley
	RBC Capital Markets	SunTrust Robinson Humphrey
	TD Securities	U.S. Bancorp Investments
	Wells Fargo Securities	Williams Capital

(2)	Names of Issuers: Home Depot, Inc.

(3)	Title of Securities: HD 4.25 4/1/46, cusip #437076BH4

(4)	Date of First Offering: 05/28/2015

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.749

Comparable Securities

1)	Tampa Electric Co, C#875127BD3
2)	RPM International Inc, C#749685AU7
3)	Metlife Inc, C#59156RBN7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 37 years

(9)	Trade Date: 05/28/15

(10)	Portfolio Assets on Trade Date: $ 1,498,415,471

(11)	Price Paid per Unit: $99.749

(12)	Total Price Paid by Portfolio:
1,015,000 bonds @ $99.749 = $1,012,452.35
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.749 = $14,962,350.00

(14)	% of Portfolio Assets Applied to Purchase
0.068%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
37 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 9, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities
J.P. Morgan

Co-Managers
	Citigroup	U.S. Bancorp
Morgan Stanley

(2)	Names of Issuers: Autodesk, Inc.

(3)	Title of Securities: ADSK 4.375 06/15/25, C#052769AD8

(4)	Date of First Offering: 06/02/15

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.637

Comparable Securities

1)	Lam Research, C#512807AN8
2)	Cadence Design Systems, C#127387AL2
3)	Broadcom Corporation, C#111320AH0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 06/02/15

(10)	Portfolio Assets on Trade Date: $1,485,453,529.95

(11)	Price Paid per Unit: $99.637

(12)	Total Price Paid by Portfolio:
665,000 bonds @ $99.637 = $662,586.05

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.637 = $29,891,100.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.045%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Agricole CIB	.

Joint Lead Managers-No Books
	BMO Capital Markets	Wells Fargo Securities
J.P. Morgan

(2)	Names of Issuers: Credit Agricole London

(3)	Title of Securities: ACAFP 2.75 06/10/20 144A, C#225313AG0

(4)	Date of First Offering: 06/03/15

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.819

Comparable Securities

1)	American Tower Corporation, C#03027XAF7
2)	Santander Holdings, C#80282KAD8
3)	Lloyds Bank, C#53944VAE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 130 years

(9)	Trade Date: 06/03/15

(10)	Portfolio Assets on Trade Date: $1,479,077,242.16

(11)	Price Paid per Unit: $99.819

(12)	Total Price Paid by Portfolio:
1,765,000 bonds @ $99.819 = $1,761,805.35

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
29,000,000 bonds @ $99.819 = $28,947,510.00

(14)	% of Portfolio Assets Applied to Purchase
.119%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
130 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup

Co-Managers
	Academy Securities	Lebenthal & Co.
	ANZ Securities	Loop Capital
	Banca IMI	Macquarie Capital
	Barclays Capital	MFR Securities
	BB&T Capital Markets	Mischler Financial Group
	Blaylock Beal Van	Mitsubishi UFJ Securities
	CAVU Securities	Mizuho Securities
	Commerz Markets	Nykredit Bank
	Credit Agricole Securities	RBS Securities
	Deutsche Bank Securities	Siebert Brandford Shank & Co.
	Drexel Hamilton	SMBC Nikko Securities
	Goldman Sachs	SunTrust Robinson Humphrey
	Great Pacific Securities	Telsey Advisory Group
	HSBC Securities	UBS Securities
	Huntington Investment Co.	Wells Fargo Securities
ING Financial Markets

(2)	Names of Issuers: Citigroup Inc.

(3)	Title of Securities: C 4.4 06/10/25, Cusip #172967JT9

(4)	Date of First Offering: 06/03/15

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.592

Comparable Securities
1)	Goldman Sachs Group, C#38148LAE6
2)	American Tower Corp., C#03027XAG5
3)	Deutsche Bank, C#251525AP6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 203 years

(9)	Trade Date: 06/03/15
1

(10)	Portfolio Assets on Trade Date: $1,479,077,242

(11)	Price Paid per Unit: $99.592

(12)	Total Price Paid by Portfolio:
1,920,000 bonds @ $99.592 = $1,912,166.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
38,000,000 bonds @ $99.592 = $37,844,960.00

(14)	% of Portfolio Assets Applied to Purchase
0.129%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
203 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas	Merrill Lynch, Pierce, Fenner
	Citigroup Global Markets	& Smith
	HSBC Securities	Mitsubishi UFJ Securities
	J.P. Morgan Securities	Scotia Capital

Co-Managers
	ANZ Securities	SMBC Nikko Securities
	Barclays Capital	Standard Chartered Bank
	DBS Bank	U.S. Bancorp Piper Jaffray
	Deutsche Bank Securities	Wells Fargo Securities
Mizuho Securities

(2)	Names of Issuers: Flextronics International Ltd.

(3)	Title of Securities: FLEX 4.75 06/15/25 144A, C#33938EAT4

(4)	Date of First Offering: 06/03/15

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.213

Comparable Securities
1)	Lam Research, C#512807AN8
2)	Cadence Design Systems, C#127387AL2
3)	Detusche Bank, C#251525AP6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.900%).

(8)	Years of Issuer’s Operations: 46 years

(9)	Trade Date: 06/03/15

(10)	Portfolio Assets on Trade Date: $1,479,077,242.16

(11)	Price Paid per Unit: $99.213

(12)	Total Price Paid by Portfolio:
260,000 bonds @ $99.213 = $257,953.80
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.213 = $12,897,690.00

(14)	% of Portfolio Assets Applied to Purchase
0.017%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
46 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Morgan Stanley	J.P. Morgan

Co-Managers
	HSBC Securities	RBC Capital Markets
	Loop Capital Markets	U.S. Bancorp
	BofA Merrill Lynch	Wells Fargo Securities
Mitsubishi UFJ Securities

(2)	Names of Issuers: W. W. Grainger, Inc.

(3)	Title of Securities: GWW 4.6 06/15/45, C#384802AB0

(4)	Date of First Offering: 06/04/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.919

Comparable Securities
1)	Norfolk Southern Corp., C#655844BQ0
2)	Ingersoll-Rand Luxembourg Finance, C#456873AC2
3)	Burlington Northern Santa Fe, C#12189LAU5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 88 years

(9)	Trade Date: 06/04/15

(10)	Portfolio Assets on Trade Date: $1,482,681,620.14

(11)	Price Paid per Unit: $99.919

(12)	Total Price Paid by Portfolio:
535,000 bonds @ $99.919 = $534,566.65

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.919 = $9,991,900.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.036%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
88 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas Securities	BofA Merrill Lynch
	J.P. Morgan Securities	Wells Fargo Securities
KeyBanc Capital Markets

Co-Managers
	Loop Capital Markets	Ramirez & Co.
PNC Capital Markets

(2)	Names of Issuers: WEC Energy Group, Inc.

(3)	Title of Securities: WEC 2.45 06/15/20, C#976657AK2

(4)	Date of First Offering: 06/04/15

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.817

Comparable Securities
1)	Exelon Generation Co., C#30161MAP8
2)	Dominion Gas Holdings, C#257375AG0
3)	DTE Energy Company, C#233331AT4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 119 years

(9)	Trade Date: 06/04/15

(10)	Portfolio Assets on Trade Date: $1,482,681,620.14

(11)	Price Paid per Unit: $99.817

(12)	Total Price Paid by Portfolio:
1,330,000 bonds @ $99.817 = $1,327,566.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.817 = $19,963,400.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.090%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
119 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas Securities	BofA Merrill Lynch
	J.P. Morgan Securities	Wells Fargo Securities
KeyBanc Capital Markets

Co-Managers
	Loop Capital Markets	Ramirez & Co.
PNC Capital Markets

(2)	Names of Issuers: WEC Energy Group, Inc.

(3)	Title of Securities: WEC 3.55 06/15/25, C#976657AL0

(4)	Date of First Offering: 06/04/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.983

Comparable Securities
1)	Xcel Energy, C#98389BAR1
2)	Wisconsin Electric Power, C#976656CH9
3)	Arizona Public Service, C#04055CS1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 119 years

(9)	Trade Date: 06/04/15

(10)	Portfolio Assets on Trade Date: $1,482,681,620.14

(11)	Price Paid per Unit: $99.983

(12)	Total Price Paid by Portfolio:
1,000,000 bonds @ $99.983 = $999,830.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.983 = $14,997,450.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.067%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
119 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ Securities
	BNP Paribas	Mizuho Securities
	Goldman, Sachs & Co.	Scotia Capital

Co-Managers
	Citigroup Global Markets	KeyBanc Capital Markets
	Credit Suisse Securities	PNC Capital Markets
	J.P. Morgan Securities	SMBC Nikko Securities
	Merrill Lynch, Pierce, Fenner	TD Securities
	& Smith	The Williams Capital Group
	Wells Fargo Securities	Apto Partners
	RBC Capital Markets	Blaylock Beal Van
	U.S. Bancorp Investments	Loop Capital Markets
	BNY Mellon Capital	Mischler Financial Group
	CIBC World Markets	Siebert Branford Shank & Co.
	Credit Agricole Securities	The Huntington Investment Co.

(2)	Names of Issuers: Exelon Corporation

(3)	Title of Securities: EXC 2.85 06/15/20, Cusip #30161NAH4

(4)	Date of First Offering: 06/08/15

(5)	Amount of Total Offering: $900,000,000

(6)	Unit Price of Offering: $99.981

Comparable Securities
1)	Dominion Gas Holdings, C#257375AG0
2)	Dominion Resources Inc., C#25746UCA5
3)	DTE Energy Company, C#233331AT4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 15 years

(9)	Trade Date: 06/08/15

(10)	Portfolio Assets on Trade Date: $1,476,575,090.43
1

(11)	Price Paid per Unit: $99.981

(12)	Total Price Paid by Portfolio:
1,320,000 bonds @ $99.981 = $1,319,749.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,000,000 bonds @ $99.981 = $22,995,630.00

(14)	% of Portfolio Assets Applied to Purchase
0.089%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
15 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ Securities
	BNP Paribas	Mizuho Securities
	Goldman, Sachs & Co.	Scotia Capital

Co-Managers
	Citigroup Global Markets	KeyBanc Capital Markets
	Credit Suisse Securities	PNC Capital Markets
	J.P. Morgan Securities	SMBC Nikko Securities
	Merrill Lynch, Pierce, Fenner	TD Securities
	& Smith	The Williams Capital Group
	Wells Fargo Securities	Apto Partners
	RBC Capital Markets	Blaylock Beal Van
	U.S. Bancorp Investments	Loop Capital Markets
	BNY Mellon Capital	Mischler Financial Group
	CIBC World Markets	Siebert Branford Shank & Co.
	Credit Agricole Securities	The Huntington Investment Co.

(2)	Names of Issuers: Exelon Corporation

(3)	Title of Securities: EXC 3.95 06/15/25, C#30161NAJ0

(4)	Date of First Offering: 06/08/15

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.795

Comparable Securities
1)	XCEL Energy, C#98389BAR1
2)	Wisconsin Electric Power, #976656CH9
3)	Arizona Public Service, C#040555CS1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 15 years

(9)	Trade Date: 06/08/15

(10)	Portfolio Assets on Trade Date: $1,476,575,090.43
1

(11)	Price Paid per Unit: $99.795

(12)	Total Price Paid by Portfolio:
1,320,000 bonds @ $99.795 = $1,317,294.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.795 = $19,959,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.089%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
15 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ Securities
	BNP Paribas	Mizuho Securities
	Goldman, Sachs & Co.	Scotia Capital

Co-Managers
	Citigroup Global Markets	KeyBanc Capital Markets
	Credit Suisse Securities	PNC Capital Markets
	J.P. Morgan Securities	SMBC Nikko Securities
	Merrill Lynch, Pierce, Fenner	TD Securities
	& Smith	The Williams Capital Group
	Wells Fargo Securities	Apto Partners
	RBC Capital Markets	Blaylock Beal Van
	U.S. Bancorp Investments	Loop Capital Markets
	BNY Mellon Capital	Mischler Financial Group
	CIBC World Markets	Siebert Branford Shank & Co.
	Credit Agricole Securities	The Huntington Investment Co.

(2)	Names of Issuers: Exelon Corporation

(3)	Title of Securities: EXC 4.95 06/15/35, Cusip #30161NAK7

(4)	Date of First Offering: 06/08/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.722

Comparable Securities
1)	International Paper, C#460146CM3
2)	Shell International Fin. C#822582BE1
3)	Energy Transfer Partners, C#29273RBE8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 15 years

(9)	Trade Date: 06/08/15

(10)	Portfolio Assets on Trade Date: $1,476,575,090.43
1

(11)	Price Paid per Unit: $99.722

(12)	Total Price Paid by Portfolio:
585,000 bonds @ $99.722 = $583,373.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.722 = $9,972,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.040%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
15 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ Securities
	BNP Paribas	Mizuho Securities
	Goldman, Sachs & Co.	Scotia Capital

Co-Managers
	Citigroup Global Markets	KeyBanc Capital Markets
	Credit Suisse Securities	PNC Capital Markets
	J.P. Morgan Securities	SMBC Nikko Securities
	Merrill Lynch, Pierce, Fenner	TD Securities
	& Smith	The Williams Capital Group
	Wells Fargo Securities	Apto Partners
	RBC Capital Markets	Blaylock Beal Van
	U.S. Bancorp Investments	Loop Capital Markets
	BNY Mellon Capital	Mischler Financial Group
	CIBC World Markets	Siebert Branford Shank & Co.
	Credit Agricole Securities	The Huntington Investment Co.

(2)	Names of Issuers: Exelon Corporation

(3)	Title of Securities: EXC 5.1 06/15/45, C#30161NAL5

(4)	Date of First Offering: 06/08/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.664

Comparable Securities
1)	Tampa Electric Co., C#875127BD3
2)	Puget Sound Energy Inc., C#745332CG9
3)	Delmarva Power & Light, C#247109BT7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 15 years

(9)	Trade Date: 06/08/15

(10)	Portfolio Assets on Trade Date: $1,476,575,090.43
1

(11)	Price Paid per Unit: $99.664

(12)	Total Price Paid by Portfolio:
660,000 bonds @ $99.664 = $657,782.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.664 = $9,966,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.045%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
15 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan Securities
	Credit Suisse Securities	Mizuho Securities
	Fifth Third Securities	RBC Capital Markets
	Goldman Sachs & Co.	Scotia Capital

Co-Managers
	BNY Mellon Capital Markets	Wells Fargo Securities
	PNC Capital Markets	Williams Capital Group

(2)	Names of Issuers: Reynolds American Inc.

(3)	Title of Securities: RAI 3.25 06/12/20, C#761713BE5

(4)	Date of First Offering: 06/09/15

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.982

Comparable Securities
1)	American Tower Corp., C#03027XAF7
2)	Lam Research Corp., C#512807AM0
3)	Tyson Foods, C#902494AW3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 11 years

(9)	Trade Date: 06/09/15

(10)	Portfolio Assets on Trade Date: $1,471,814,287.45

(11)	Price Paid per Unit: $99.982

(12)	Total Price Paid by Portfolio:
1,770,000 bonds @ $99.982 = $1,769,681.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
28,000,000 bonds @ $99.982 = $27,994,960.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.120%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
11 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan Securities
	Credit Suisse Securities	Mizuho Securities
	Fifth Third Securities	RBC Capital Markets
	Goldman Sachs & Co.	Scotia Capital

Co-Managers
	BNY Mellon Capital Markets	Wells Fargo Securities
	PNC Capital Markets	Williams Capital Group

(2)	Names of Issuers: Reynolds American Inc.

(3)	Title of Securities: RAI 4 06/12/22, C#761713BF2

(4)	Date of First Offering: 06/09/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.861

Comparable Securities

1)	BP Capital Markets, C#05565QCZ9
2)	Ford Motor Credit Co., C#345397XA6
3)	Select Income REIT, C#81618TAD2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 11 years

(9)	Trade Date: 06/09/15

(10)	Portfolio Assets on Trade Date: $1,471,814,287.45

(11)	Price Paid per Unit: $99.861

(12)	Total Price Paid by Portfolio:
885,000 bonds @ $99.861 = $883,769.85

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
16,500,000 bonds @ $99.861 = $16,477,065.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.060%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
11 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan Securities
	Credit Suisse Securities	Mizuho Securities
	Fifth Third Securities	RBC Capital Markets
	Goldman Sachs & Co.	Scotia Capital

Co-Managers
	BNY Mellon Capital Markets	Wells Fargo Securities
	PNC Capital Markets	Williams Capital Group

(2)	Names of Issuers: Reynolds American Inc.

(3)	Title of Securities: RAI 4.45 06/12/25, C#761713BG0

(4)	Date of First Offering: 06/09/15

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.697

Comparable Securities

1)	American Tower Corp., C#03027XAG5
2)	Deutsche Bank, C#251525AP6
3)	Tyson Foods, C#902494AX1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 11 years

(9)	Trade Date: 06/09/15

(10)	Portfolio Assets on Trade Date: $1,471,814,287.45

(11)	Price Paid per Unit: $99.697

(12)	Total Price Paid by Portfolio:
1,415,000 bonds @ $99.697 = $1,410,712.55

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.697 = $44,863,650.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.096%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
11 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan Securities
	Credit Suisse Securities	Mizuho Securities
	Fifth Third Securities	RBC Capital Markets
	Goldman Sachs & Co.	Scotia Capital

Co-Managers
	BNY Mellon Capital Markets	Wells Fargo Securities
	PNC Capital Markets	Williams Capital Group

(2)	Names of Issuers: Reynolds American Inc.

(3)	Title of Securities: RAI 5.7 08/15/35, C#761713BA3

(4)	Date of First Offering: 06/09/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.558

Comparable Securities

1)	International Paper, C#460146CM3
2)	Energy Transfer Partners, C#29273RBE8
3)	Tyson Foods, C#902494AZ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 11 years

(9)	Trade Date: 06/09/15

(10)	Portfolio Assets on Trade Date: $1,471,814,287.45

(11)	Price Paid per Unit: $99.558

(12)	Total Price Paid by Portfolio:
850,000 bonds @ $99.558 = $846,243.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.558 = $11,946,960.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.057%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
11 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan Securities
	Credit Suisse Securities	Mizuho Securities
	Fifth Third Securities	RBC Capital Markets
	Goldman Sachs & Co.	Scotia Capital

Co-Managers
	BNY Mellon Capital Markets	Wells Fargo Securities
	PNC Capital Markets	Williams Capital Group

(2)	Names of Issuers: Reynolds American Inc.

(3)	Title of Securities: RAI 5.85 08/15/45, Cusip #761713BB1

(4)	Date of First Offering: 06/09/15

(5)	Amount of Total Offering: $2,250,000,000

(6)	Unit Price of Offering: $99.476

Comparable Securities

1)	XLIT 5.5 03/31/45, C#98420EAD7
2)	RPM 5.25 06/01/45, C#749685AU7
3)	TSN 5.15 08/15/44, C#902494AY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 11 years

(9)	Trade Date: 06/09/15

(10)	Portfolio Assets on Trade Date: $1,471,814,287.45

(11)	Price Paid per Unit: $99.476

(12)	Total Price Paid by Portfolio:
1,065,000 bonds @ $99.476 = $1,059,419.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,000,000 bonds @ $99.476 = $26,858,520.00
1

(14)	% of Portfolio Assets Applied to Purchase
0072%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
11 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Merrill Lynch, Pierce
	Credit Suisse Securities	Fenner & Smith
	Goldman Sachs	Morgan Stanley & Co.
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	Barclays Capital	HSBC Securities
	BB&T Capital Markets	RBC Capital Markets
	BNP PARIBAS Securities	UBS Securities
	Deutsche Bank Securities	Mischler Financial Group

(2)	Names of Issuers: Cisco Systems, Inc.

(3)	Title of Securities: CSCO 2.45 06/15/20, C#17275RAX0

(4)	Date of First Offering: 06/10/2015

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.865

Comparable Securities

1)	Lam Research, C#512807AM0
2)	Texas Instruments, C#882508AZ7
3)	Marathon Oil Corporation, C#565849AN6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 06/10/15

(10)	Portfolio Assets on Trade Date: $1,467,343,863.01

(11)	Price Paid per Unit: $99.865

(12)	Total Price Paid by Portfolio:
1,640,000 bonds @ $99.865 = $1,637,786.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.865 = $24,966,250.00

(14)	% of Portfolio Assets Applied to Purchase
0.112%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Merrill Lynch, Pierce
	Credit Suisse Securities	Fenner & Smith
	Goldman Sachs	Morgan Stanley & Co.
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	Barclays Capital	HSBC Securities
	BB&T Capital Markets	RBC Capital Markets
	BNP PARIBAS Securities	UBS Securities
	Deutsche Bank Securities	Mischler Financial Group

(2)	Names of Issuers: Cisco Systems, Inc.

(3)	Title of Securities: CSCO 3 06/15/22, C#17275RAV4

(4)	Date of First Offering: 06/10/2015

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.463

Comparable Securities

1)	Corning, C#219350BB0
2)	BP Capital Markets, C#05565QCZ9
3)	Abbott Laboratories, C#002824BA7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 06/10/15

(10)	Portfolio Assets on Trade Date: $1,467,343,863.01

(11)	Price Paid per Unit: $99.463

(12)	Total Price Paid by Portfolio:
1,310,000 bonds @ $99.463 = $1,302,965.30
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
26,000,000 bonds @ $99.463 = $25,860,380.00

(14)	% of Portfolio Assets Applied to Purchase
0.089%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Merrill Lynch, Pierce
	Credit Suisse Securities	Fenner & Smith
	Goldman Sachs	Morgan Stanley & Co.
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	Barclays Capital	HSBC Securities
	BB&T Capital Markets	RBC Capital Markets
	BNP PARIBAS Securities	UBS Securities
	Deutsche Bank Securities	Mischler Financial Group

(2)	Names of Issuers: Cisco Systems, Inc.

(3)	Title of Securities: CSCO 3.5 06/15/25, C#17275RAW2

(4)	Date of First Offering: 06/10/2015

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.733

Comparable Securities

1)	Lam Research, C#512807AN8
2)	Cadence Design Systems, C#127387AL2
3)	Broadcom Corporation, C#111320AH0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 06/10/15

(10)	Portfolio Assets on Trade Date: $1,467,343,863.01

(11)	Price Paid per Unit: $99.733

(12)	Total Price Paid by Portfolio:
655,000 bonds @ $99.733 = $653,251.15
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
37,000,000 bonds @ $99.733 = $36,901,210.00

(14)	% of Portfolio Assets Applied to Purchase
0.045%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Credit Suisse
	Deutsche Bank Securities	DNB Capital
	Goldman Sachs	JP Morgan
	Merrill Lynch PF&S	Mitsubishi UFJ
	Mizuho Securities	Morgan Stanley
	SunTrust	US Bancorp
Wells Fargo Securities

Co-Managers
	Comerica Securities	Natixis Securities
PNC Securities

(2)	Names of Issuers: Energy Transfer Partners

(3)	Title of Securities: ETP 2.5 6/15/18, C#29273RBH1

(4)	Date of First Offering: 06/18/2015

(5)	Amount of Total Offering: $650,000,000

(6)	Unit Price of Offering: $99.946

Comparable Securities

1)	Eversource Energy, C#664397AL0
2)	General Motors Financial, C#37045XAV8
3)	Select Income REIT, C#81618TAA8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 06/18/2015

(10)	Portfolio Assets on Trade Date: $1,472,773,000

(11)	Price Paid per Unit: $99.946

(12)	Total Price Paid by Portfolio:
1,305,000 bonds @ $99.946 = $1,304,295.30
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.946 = $29,983,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.089%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Credit Suisse
	Deutsche Bank Securities	DNB Capital
	Goldman Sachs	JP Morgan
	Merrill Lynch PF&S	Mitsubishi UFJ
	Mizuho Securities	Morgan Stanley
	SunTrust	US Bancorp
Wells Fargo Securities

Co-Managers
	Comerica Securities	Natixis Securities
PNC Securities

(2)	Names of Issuers: Energy Transfer Partners

(3)	Title of Securities: ETP 4.15 10/1/20, C#29273RAX7

(4)	Date of First Offering: 06/18/2015

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $103.113

Comparable Securities

1)	Exelon Generation Co., C#30161MAP8
2)	Dominion Gas Holdings, C#257375AG0
3)	DTE Energy Company, C#233331AT4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 06/18/2015

(10)	Portfolio Assets on Trade Date: $1,472,773,000

(11)	Price Paid per Unit: $103.113

(12)	Total Price Paid by Portfolio:
980,000 bonds @ $103.113 = $1,019,771.12
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
19,000,000 bonds @ $103.113 = $19,591,470.00

(14)	% of Portfolio Assets Applied to Purchase
0.069%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Credit Suisse
	Deutsche Bank Securities	DNB Capital
	Goldman Sachs	JP Morgan
	Merrill Lynch PF&S	Mitsubishi UFJ
	Mizuho Securities	Morgan Stanley
	SunTrust	US Bancorp
Wells Fargo Securities

Co-Managers
	Comerica Securities	Natixis Securities
PNC Securities

(2)	Names of Issuers: Energy Transfer Partners

(3)	Title of Securities: ETP 4.75 1/15/26, C#29273RBG3

(4)	Date of First Offering: 06/18/2015

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.275

Comparable Securities
1)	BP Capital Markets, C#05565QDA3
2)	Energy Transfer Partners, C#29273RBD0
3)	MPLX LP, C#55336VAA8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 06/18/2015

(10)	Portfolio Assets on Trade Date: $1,472,773,000

(11)	Price Paid per Unit: $99.275

(12)	Total Price Paid by Portfolio:
2,285,000 bonds @ $99.275 = $2,268,433.75
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.275 = $34,746,250.00

(14)	% of Portfolio Assets Applied to Purchase
0.154%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Credit Suisse
	Deutsche Bank Securities	DNB Capital
	Goldman Sachs	JP Morgan
	Merrill Lynch PF&S	Mitsubishi UFJ
	Mizuho Securities	Morgan Stanley
	SunTrust	US Bancorp
Wells Fargo Securities

Co-Managers
	Comerica Securities	Natixis Securities
PNC Securities

(2)	Names of Issuers: Energy Transfer Partners

(3)	Title of Securities: ETP 6.125 12/15/45, C#29273RBJ7

(4)	Date of First Offering: 06/18/2015

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.619

Comparable Securities
1)	Tampa Electric Co., C#875127BD3
2)	Puget Sound Energy Inc., C#745332CG9
3)	Delmarva Power & Light, C#247109BT7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 06/18/2015

(10)	Portfolio Assets on Trade Date: $1,472,773,000

(11)	Price Paid per Unit: $99.619

(12)	Total Price Paid by Portfolio:
1,125,000 bonds @ $99.619 = $1,120,713.75
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.619 = $24,904,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.076%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Goldman, Sachs & Co.
	J.P. Morgan Securities	Morgan Stanley & Co.
	Citigroup Global Markets	BNP Paribas Securities
	Wells Fargo Securities	Credit Agricole Securities

Co-Managers
	Credit Suisse Securities	RBC Capital Markets
	Deutsche Bank Securities	Santander
	HSBC Securities	SMBC Nikko Securities
	BofA Merrill Lynch	Banco Bradesco BBI
	Mitsubishi UFJ Securities	Banca IMI
	Mizuho Securities	PNC Capital Markets

(2)	Names of Issuers: Kraft Heinz Foods Co.

(3)	Title of Securities: HNZ 2 07/02/18 144A, C#423074BH5

(4)	Date of First Offering: 06/23/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.800

Comparable Securities
1)	Pepsico, C#713448CR7
2)	Philip Morris Intl., C#718172BN8
3)	General Mills, C#370334BU7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 146 years

(9)	Trade Date: 06/23/15

(10)	Portfolio Assets on Trade Date: $1,468,590,733.54

(11)	Price Paid per Unit: $99.800
1

(12)	Total Price Paid by Portfolio:
2,040,000 bonds @ $99.800 = $2,035,920.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
65,000,000 bonds @ $99.8 = $64,870,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.139%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
146 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Goldman, Sachs & Co.
	J.P. Morgan Securities	Morgan Stanley & Co.
	Citigroup Global Markets	Credit Suisse Securities
	Wells Fargo Securities	Mitsubishi UFJ Securities

Co-Managers
	BNP Paribas	RBC Capital Markets
	Credit Agricole Securities	Santander
	Deutsche Bank Securities	SMBC Nikko Securities
	HSBC Securities	Banco Bradesco BBI
	BofA Merrill Lynch	Banca IMI
	Mizuho Securities	PNC Capital Markets
	Rabo Securities	Standard Chartered Bank

(2)	Names of Issuers: Kraft Heinz Foods Co.

(3)	Title of Securities: HNZ 2.8 07/02/20 144A, C#423074AZ6

(4)	Date of First Offering: 06/23/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.773

Comparable Securities
1)	Pepsico, C#713448CS5
2)	Kimberly-Clark, C#494368BP7
3)	General Mills, C#370334BV5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 146 years

(9)	Trade Date: 06/23/15

(10)	Portfolio Assets on Trade Date: $1,468,590,733.54

(11)	Price Paid per Unit: $99.773
1

(12)	Total Price Paid by Portfolio:
2,380,000 bonds @ $99.773 = $2,374,597.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
38,000,000 bonds @ $99.773= $37,913,740.00

(14)	% of Portfolio Assets Applied to Purchase
0.162%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
146 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Goldman, Sachs & Co.
	J.P. Morgan Securities	Morgan Stanley & Co.
	Citigroup Global Markets	Mizuho Securities
	Wells Fargo Securities	Santander Investment Securities

Co-Managers
	BNP Paribas	RBC Capital Markets
	Credit Agricole Securities	SMBC Nikko Securities
	Credit Suisse Securities	Banco Bradesco
	Deutsche Bank Securities	Banca IMI
	HSBC Securities	PNC Capital Markets
	BofA Merrill Lynch	Rabo Securities
	Mitsubishi UFJ Securities	Standard Chartered

(2)	Names of Issuers: Kraft Heinz Foods Co.

(3)	Title of Securities: HNZ 3.5 07/15/22 144A, Cusip #423074BA0

(4)	Date of First Offering: 06/23/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.764

Comparable Securities
1)	Digital Realty Trust, C#25389JAL0
2)	Corning, C#219350BB0
3)	BP Capital Markets, C#05565QCZ9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.630%).

(8)	Years of Issuer’s Operations: 146 years

(9)	Trade Date: 06/23/15

(10)	Portfolio Assets on Trade Date: $1,468,590,733.54

(11)	Price Paid per Unit: $99.764
1

(12)	Total Price Paid by Portfolio:
1,360,000 bonds @ $99.764 = $1,356,790.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.764 = $19,952,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.092%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
146 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	B of A Merrill Lynch	Barclays Capital
	Citigroup	Deutsche Bank
	Goldman Sachs	JP Morgan
	Morgan Stanley	Wells Fargo Securities

Sr Co-Managers
	B of A Merrill Lynch	Credit Suisse
	Deutsche Bank	HSBC
	Mitsubishi UFJ	Mizuho Securities
	RBC	Santander
SMBC Nikko

Co-Managers
	Banca IMI	Banco Bradesco
	PNC Capital Markets	Rabo Securities
Standard Chartered

(2)	Names of Issuers: Kraft Heinz Foods Co

(3)	Title of Securities: HNZ 3.95 7/15/25, 144a, C#423074AX1

(4)	Date of First Offering: 06/23/2015

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.867

Comparable Securities
1)	American Tower Corp., C#03027XAG5
2)	Deutsche Bank, C#251525AP6
3)	Tyson Foods, C#902494AX1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 146 years

(9)	Trade Date: 06/23/2015

(10)	Portfolio Assets on Trade Date: $1,468,590,734
1

(11)	Price Paid per Unit: $99.867

(12)	Total Price Paid by Portfolio:
2,720,000 bonds @ $99.867 = $2,716,382.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
67,000,000 bonds @ $99.867 = $66,910,890.00

(14)	% of Portfolio Assets Applied to Purchase
0.185%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
146 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Citigroup
	Goldman Sachs	JP Morgan
	Morgan Stanley	SMBC Nikko
Wells Fargo Securities

Co-Managers
	Banco Santander	Bank of Tokyo
	B of A Merrill Lynch	BNP Finance
	Cobank Financial	Credit Agricole
	Credit Suisse	Deutsche Bank
	HSBC	Intesa
	Mizuho International	PNC Bank
	Rabobank	RBC
Standard Chartered

(2)	Names of Issuers: Kraft Heinz Foods Co

(3)	Title of Securities: HNZ 5 7/15/35, 144a, C#423074AT0

(4)	Date of First Offering: 06/23/2015

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.049

Comparable Securities
1)	International Paper, C#460146CM3
2)	Energy Transfer Partners, C#29273RBE8
3)	Tyson Foods, C#902494AZ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 146 years

(9)	Trade Date: 06/23/2015

(10)	Portfolio Assets on Trade Date: $1,468,590,734

(11)	Price Paid per Unit: $99.049
1

(12)	Total Price Paid by Portfolio:
580,000 bonds @ $99.049 = $574,484.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.049 = $9,904,900.00

(14)	% of Portfolio Assets Applied to Purchase
.039%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
146 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Citigroup
	Goldman Sachs	JP Morgan
	Morgan Stanley	SMBC Nikko
Wells Fargo Securities

Co-Managers
	Banco Santander	Bank of Tokyo
	B of A Merrill Lynch	BNP Finance
	Cobank Financial	Credit Agricole
	Credit Suisse	Deutsche Bank
	HSBC	Intesa
	Mizuho International	PNC Bank
	Rabobank	RBC
Standard Chartered

(2)	Names of Issuers: Kraft Heinz Foods Co

(3)	Title of Securities: HNZ 5.2 7/15/45, 144a, C#423074AV5

(4)	Date of First Offering: 06/23/2015

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.606

Comparable Securities
1)	Tyson Foods Inc., C#902494AY9
2)	ERP Operating LP, C#26884ABE2
3)	Metlife Inc, C#59156RBN7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 146 years

(9)	Trade Date: 06/23/2015

(10)	Portfolio Assets on Trade Date: $1,468,590,734

(11)	Price Paid per Unit: $99.606
1

(12)	Total Price Paid by Portfolio:
850,000 bonds @ $99.606 = $846,651.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
33,000,000 bonds @ $99.606 = $32,869,980.00

(14)	% of Portfolio Assets Applied to Purchase
0.058%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
146 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 17, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman Sachs
	Credit Suisse	UBS Securities
Deutsche Bank Securities

Co-Managers
	Credit Agricole Securities	Scotia Capital
	Mitsubishi UFJ Securities	SMBC Nikko Securities
	Mizuho Securities	SunTrust Robinson Humphrey
	RBC Capital Markets	TD Securities
	US Bancorp	Wells Fargo Securities

(2)	Names of Issuers: CCO Safari II, LLC

(3)	Title of Securities: CHTRIG 3.579 07/23/20 144A, C#161175AK0

(4)	Date of First Offering: 07/09/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Texas Instruments, C#882508AZ7
2)	Lam Research, C#512807AM0
3)	Marathon Oil Corporation, C#565849AN6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.19354838709%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 07/09/15

(10)	Portfolio Assets on Trade Date: $1,453,275,402

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
2,520,000 bonds @ $100.000 = $2,520,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
53,000,000 bonds @ $100.000 = $53,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.173%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman Sachs
	Credit Suisse	UBS Securities
Deutsche Bank Securities

Co-Managers
	Credit Agricole Securities	Scotia Capital
	Mitsubishi UFJ Securities	SMBC Nikko Securities
	Mizuho Securities	SunTrust Robinson Humphrey
	RBC Capital Markets	TD Securities
	US Bancorp	Wells Fargo Securities

(2)	Names of Issuers: CCO Safari II, LLC

(3)	Title of Securities: CHTRIG 4.464 7/23/22 144A, C#161175AL8

(4)	Date of First Offering: 07/09/15

(5)	Amount of Total Offering: $3,000,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Pepsico, C#713448CX4
2)	Entergy Corporation, C#29364GAH6
3)	Corning, C#219350BB0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.19354838709%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 07/09/15

(10)	Portfolio Assets on Trade Date: $1,453,275,402

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,440,000 bonds @ $100.000 = $1,440,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $100.000 = $20,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.099%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman Sachs
	Credit Suisse	UBS Securities
Deutsche Bank Securities

Co-Managers
	Credit Agricole Securities	Scotia Capital
	Mitsubishi UFJ Securities	SMBC Nikko Securities
	Mizuho Securities	SunTrust Robinson Humphrey
	RBC Capital Markets	TD Securities
	US Bancorp	Wells Fargo Securities

(2)	Names of Issuers: CCO Safari II, LLC

(3)	Title of Securities: CHTRIG 4.908 7/23/25 144A, C#161175AM6

(4)	Date of First Offering: 07/09/15

(5)	Amount of Total Offering: $4,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Lam Research, C#512807AN8
2)	Cadence Design Systems, C#127387AL2
3)	Goldman Sachs Group, C#38148LAE6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.19354838709%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 07/09/15

(10)	Portfolio Assets on Trade Date: $1,453,275,402

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
2,520,000 bonds @ $100.000 = $2,520,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
70,000,000 bonds @ $100.000 = $70,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.173%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman Sachs
	Credit Suisse	UBS Securities
Deutsche Bank Securities

Co-Managers
	Credit Agricole Securities	Scotia Capital
	Mitsubishi UFJ Securities	SMBC Nikko Securities
	Mizuho Securities	SunTrust Robinson Humphrey
	RBC Capital Markets	TD Securities
	US Bancorp	Wells Fargo Securities

(2)	Names of Issuers: CCO Safari II, LLC

(3)	Title of Securities: CHTRIG 6.384 10/23/35 144A, C#161175AN4

(4)	Date of First Offering: 07/09/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	American International Group, C#026874DE4
2)	International Paper Co., C#460146CM3
3)	Tyson Foods, C#902494AZ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.19354838709%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 07/09/15

(10)	Portfolio Assets on Trade Date: $1,453,275,402

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
145,000 bonds @ $100.000 = $145,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
11,000,000 bonds @ $100.000 = $11,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.00997%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman Sachs
	Credit Suisse	UBS Securities
Deutsche Bank Securities

Co-Managers
	Credit Agricole Securities	Scotia Capital
	Mitsubishi UFJ Securities	SMBC Nikko Securities
	Mizuho Securities	SunTrust Robinson Humphrey
	RBC Capital Markets	TD Securities
	US Bancorp	Wells Fargo Securities

(2)	Names of Issuers: CCO Safari II, LLC

(3)	Title of Securities: CHTRIG 6.484 10/23/45 144A, C#161175AP9

(4)	Date of First Offering: 07/09/15

(5)	Amount of Total Offering: $3,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Estee Lauder, C#29736RAG5
2)	Philip Morris Intl., C#718172BL2
3)	Pepsico, C#713448CQ9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.19354838709%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 07/09/15

(10)	Portfolio Assets on Trade Date: $1,453,275,402

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
865,000 bonds @ $100.000 = $865,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
31,000,000 bonds @ $100.000 = $31,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.0595%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	J.P. Morgan
	BNY Mellon Capital Markets	Wells Fargo Securities

Co-Managers
	BB&T Capital Markets	RBC Capital Markets
	Capital One Financial	Regions Securities
	Fifth Third Securities	Santander Investment Securities
	KeyBanc Capital Markets	SMBC Nikko Securities
	Loop Capital Markets	SunTrust Robinson Humphrey
	Mitsubishi UFJ Securities	TD Securities
	Mizuho Securities	U.S. Bancorp
PNC Capital Markets

(2)	Names of Issuers: CVS Health Corporation

(3)	Title of Securities: CVS 2.8 07/20/20, C#126650CJ7

(4)	Date of First Offering: 07/13/15

(5)	Amount of Total Offering: $2,750,000,000

(6)	Unit Price of Offering: $99.926

Comparable Securities

1)	Pepsico, C#713448CS5
2)	Kimberley-Clark, C#494368BP7
3)	General Mills, C#370334BV5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 07/13/15

(10)	Portfolio Assets on Trade Date: $1,444,986,488.16

(11)	Price Paid per Unit: $99.926

(12)	Total Price Paid by Portfolio:
1,920,000 bonds @ $99.926 = $1,918,579.20
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.926 = $59,955,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.133%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	J.P. Morgan
	BNY Mellon Capital Markets	Wells Fargo Securities

Co-Managers
	BB&T Capital Markets	RBC Capital Markets
	Capital One Financial	Regions Securities
	Fifth Third Securities	Santander Investment Securities
	KeyBanc Capital Markets	SMBC Nikko Securities
	Loop Capital Markets	SunTrust Robinson Humphrey
	Mitsubishi UFJ Securities	TD Securities
	Mizuho Securities	U.S. Bancorp
PNC Capital Markets

(2)	Names of Issuers: CVS Health Corporation

(3)	Title of Securities: CVS 3.5 07/20/22, C#126650CK4

(4)	Date of First Offering: 07/13/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.957

Comparable Securities

1)	Entergy Corporation, C#29364GAH6
2)	Digital Realty Trust, C#25389JAL0
3)	Corning, C#219350BB0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 07/13/15

(10)	Portfolio Assets on Trade Date: $1,444,986,488.16

(11)	Price Paid per Unit: $99.957

(12)	Total Price Paid by Portfolio:
770,000 bonds @ $99.957 = $769,668.90
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.957 = $11,994,840.00

(14)	% of Portfolio Assets Applied to Purchase
0.053%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	J.P. Morgan
	BNY Mellon Capital Markets	Wells Fargo Securities

Co-Managers
	BB&T Capital Markets	RBC Capital Markets
	Capital One Financial	Regions Securities
	Fifth Third Securities	Santander Investment Securities
	KeyBanc Capital Markets	SMBC Nikko Securities
	Loop Capital Markets	SunTrust Robinson Humphrey
	Mitsubishi UFJ Securities	TD Securities
	Mizuho Securities	U.S. Bancorp
PNC Capital Markets

(2)	Names of Issuers: CVS Health Corporation

(3)	Title of Securities: CVS 3.875 07/20/25. C#126650CL2

(4)	Date of First Offering: 07/13/15

(5)	Amount of Total Offering: $3,000,000,000

(6)	Unit Price of Offering: $98.994

Comparable Securities

1)	Campbell Soup, C#134429BA6
2)	Phillip Morris International, C#718172BM0
3)	Tyson Foods, C#902494AX1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 07/13/15

(10)	Portfolio Assets on Trade Date: $1,444,986,488.16

(11)	Price Paid per Unit: $98.994

(12)	Total Price Paid by Portfolio:
1,280,000 bonds @ $98.994 = $1,267,123.20
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $98.994 = $39,597,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.088%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	J.P. Morgan
	BNY Mellon Capital Markets	Wells Fargo Securities

Co-Managers
	BB&T Capital Markets	RBC Capital Markets
	Capital One Financial	Regions Securities
	Fifth Third Securities	Santander Investment Securities
	KeyBanc Capital Markets	SMBC Nikko Securities
	Loop Capital Markets	SunTrust Robinson Humphrey
	Mitsubishi UFJ Securities	TD Securities
	Mizuho Securities	U.S. Bancorp
PNC Capital Markets

(2)	Names of Issuers: CVS Health Corporation

(3)	Title of Securities: CVS 4.875 07/20/35, C #126650CM0

(4)	Date of First Offering: 07/13/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $98.443

Comparable Securities

1)	American International Group, C#0268747DE4
2)	International Paper Co., C#460146CM3
3)	Tyson Foods, C#902494AZ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 07/13/15

(10)	Portfolio Assets on Trade Date: $1,444,986,488.16

(11)	Price Paid per Unit: $98.443

(12)	Total Price Paid by Portfolio:
320,000 bonds @ $98.443 = $315,017.60
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $98.443 = $11,813,160.00

(14)	% of Portfolio Assets Applied to Purchase
0.022%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	J.P. Morgan
	BNY Mellon Capital Markets	Wells Fargo Securities

Co-Managers
	BB&T Capital Markets	RBC Capital Markets
	Capital One Financial	Regions Securities
	Fifth Third Securities	Santander Investment Securities
	KeyBanc Capital Markets	SMBC Nikko Securities
	Loop Capital Markets	SunTrust Robinson Humphrey
	Mitsubishi UFJ Securities	TD Securities
	Mizuho Securities	U.S. Bancorp
PNC Capital Markets

(2)	Names of Issuers: CVS Health Corporation

(3)	Title of Securities: CVS 5.125 07/20/45, C#126650CN8

(4)	Date of First Offering: 07/13/15

(5)	Amount of Total Offering: $3,500,000,000

(6)	Unit Price of Offering: $99.635

Comparable Securities

1)	Estee Lauder, C#29736RAG5
2)	Philip Morris Intl., C#718172BL2
3)	Pepsico, C#713448CQ9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 07/13/15

(10)	Portfolio Assets on Trade Date: $1,444,986,488.16

(11)	Price Paid per Unit: $99.635

(12)	Total Price Paid by Portfolio:
830,000 bonds @ $99.635 = $826,970.50
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.635 = $44,835,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.057%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs	Wells Fargo Securities
U.S. Bancorp

Co-Managers
	BofA Merrill Lynch	Comerica Securities
	J.P. Morgan	Fifth Third Securities
	Morgan Stanley	HSBC
	MUFG	PNC Capital Markets
	BMO Capital Markets	TD Securities
	BNY Mellon Capital Markets	The Williams Capital Group
Capital One Securities

(2)	Names of Issuers: Kohl’s Corporation

(3)	Title of Securities: KSS 5.55 07/17/45, Cusip #500255AV6

(4)	Date of First Offering: 07/14/15

(5)	Amount of Total Offering: $450,000,000

(6)	Unit Price of Offering: $99.681

Comparable Securities

1)	Marathon Oil Corporation, C#565849AM8
2)	RPM International, C#749685AU7
3)	Goldman Sachs Group, C#38148LAF3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 53 years

(9)	Trade Date: 07/14/15

(10)	Portfolio Assets on Trade Date: $1,446,666,503.25

(11)	Price Paid per Unit: $99.681

(12)	Total Price Paid by Portfolio:
640,000 bonds @ $99.681 = $637,958.40
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.681 = $19,936,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
53 Years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Sumitomo Mitsui Banking
	Fifth Third Securities	Wells Fargo Securities
J.P. Morgan

Co-Managers
	Comerica Securities	RBS Securities
	Huntington Investment Co.	Santander Investment Securities
	Mitsubishi UFJ Securities	U.S. Bancorp
	Mizuho Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Penske Truck Leasing Company L.p./PTL Finance Corp.

(3)	Title of Securities: PENSKE 3.2 07/15/20 144A, C#709599AU8

(4)	Date of First Offering: 07/16/15

(5)	Amount of Total Offering: $650,000,000

(6)	Unit Price of Offering: $99.599

Comparable Securities
1)	Baidu Inc., C#056752AF5
2)	Dun & Bradstreet Corporation, C#26483EAH3
3)	Ingersoll-Rand Lux. Finance, C#45676AA6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.50%).

(8)	Years of Issuer’s Operations: 46 years

(9)	Trade Date: 07/16/15

(10)	Portfolio Assets on Trade Date: $1,448,319,706.29

(11)	Price Paid per Unit: $99.599

(12)	Total Price Paid by Portfolio:
2,210,000 bonds @ $99.599 = $2,201,137.90
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
44,000,000 bonds @ $99.599 = $43,832,560.00

(14)	% of Portfolio Assets Applied to Purchase
0.152%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
46 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	BNY Mellon Capital Markets
	Barclays Capital	Credit Suisse Securities
	Citigroup Global Markets	Deutsche Bank Securities
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Morgan Stanley	U.S. Bancorp Investments
	UBS Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: UnitedHealth Group, Inc.

(3)	Title of Securities: UNH 2.7 07/15/20, C#91324PCM2

(4)	Date of First Offering: 07/20/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.940

Comparable Securities
1)	JPMorgan Chase & Co., C#46625HLW8
2)	Marathon Oil Corp., C#565849AN6
3)	American Tower Corp., C#03027XAF7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 07/20/15

(10)	Portfolio Assets on Trade Date: $1,446,722,914.70

(11)	Price Paid per Unit: $99.940

(12)	Total Price Paid by Portfolio:
1,340,000 bonds @ $99.940 = $1,339,196.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
26,000,000 bonds @ $99.940 = $25,984,400.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	BNY Mellon Capital Markets
	Barclays Capital	Credit Suisse Securities
	Citigroup Global Markets	Deutsche Bank Securities
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Morgan Stanley	U.S. Bancorp Investments
	UBS Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: UnitedHealth Group, Inc.

(3)	Title of Securities: UNH 3.75 07/15/25, C#91324PCP5

(4)	Date of First Offering: 07/20/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.729

Comparable Securities
1)	Abbot Laboratories, C#002824BB5
2)	Eli Lilly, C#532457BH0
3)	Cardinal Health, C#14149YBA5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 07/20/15

(10)	Portfolio Assets on Trade Date: $1,446,722,914.70

(11)	Price Paid per Unit: $99.729

(12)	Total Price Paid by Portfolio:
1,005,000 bonds @ $99.729 = $1,002,276.45

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.729 = $39,891,600.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.069%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	BNY Mellon Capital Markets
	Barclays Capital	Credit Suisse Securities
	Citigroup Global Markets	Deutsche Bank Securities
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Morgan Stanley	U.S. Bancorp Investments
	UBS Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: UnitedHealth Group, Inc.

(3)	Title of Securities: UNH 4.75 07/15/45, Cusip #91324PCR1

(4)	Date of First Offering: 07/20/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.589

Comparable Securities
1)	Pepsico, C#713448CZ9
2)	Aon, C#00185AAH7
3)	Cardinal Health, C#14149YBB3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 07/20/15

(10)	Portfolio Assets on Trade Date: $1,446,722,914.70

(11)	Price Paid per Unit: $99.589

(12)	Total Price Paid by Portfolio:
400,000 bonds @ $99.589 = $398,356.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
33,000,000 bonds @ $99.589 = $32,864,370.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.028%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities

Co-Managers
	Needham & Company	The Williams Capital Group
Lebenthal Capital Markets

(2)	Names of Issuers: Intel Corporation

(3)	Title of Securities: INTC 2.45 07/29/20, C#458140AQ3

(4)	Date of First Offering: 07/22/15

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.906

Comparable Securities
1)	Texas Instruments, C#882508AZ7
2)	Lam Research, C#512807AM0
3)	Marathon Oil Corporation, C#565849AN6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.12%).

(8)	Years of Issuer’s Operations: 47 years

(9)	Trade Date: 07/22/15

(10)	Portfolio Assets on Trade Date: $1,448,932,981.84

(11)	Price Paid per Unit: $99.906

(12)	Total Price Paid by Portfolio:
2,010,000 bonds @ $99.906 = $2,008,110.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
37,500,000 bonds @ $99.906 = $37,464,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.139%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities

Co-Managers
	Needham & Company	The Williams Capital Group
Lebenthal Capital Markets

(2)	Names of Issuers: Intel Corporation

(3)	Title of Securities: INTC 3.1 07/29/22, Cusip #458140AR1

(4)	Date of First Offering: 07/22/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.956

Comparable Securities
1)	Pepsico, C#713448CX4
2)	Entergy Corporation, C#29364GAH6
3)	Corning, C#219350BB0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.15%).

(8)	Years of Issuer’s Operations: 47 years

(9)	Trade Date: 07/22/15

(10)	Portfolio Assets on Trade Date: $1,448,932,981.84

(11)	Price Paid per Unit: $99.956

(12)	Total Price Paid by Portfolio:
1,340,000 bonds @ $99.956 = $1,339,410.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.956 = $39,982,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.092%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities

Co-Managers
	Needham & Company	The Williams Capital Group
Lebenthal Capital Markets

(2)	Names of Issuers: Intel Corporation

(3)	Title of Securities: INTC 3.7 07/29/25, C#458140AS9

(4)	Date of First Offering: 07/22/15

(5)	Amount of Total Offering: $2,250,000,000

(6)	Unit Price of Offering: $99.851

Comparable Securities
1)	Lam Research, C#512807AN8
2)	Cadence Design Systems, C#127387AL2
3)	Goldman Sachs Group, C#38148LAE6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.20%).

(8)	Years of Issuer’s Operations: 47 years

(9)	Trade Date: 07/22/15

(10)	Portfolio Assets on Trade Date: $1,448,932,981.84

(11)	Price Paid per Unit: $99.851

(12)	Total Price Paid by Portfolio:
1,670,000 bonds @ $99.851 = $1,667,511.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
62,000,000 bonds @ $99.851 = $61,907,620.00

(14)	% of Portfolio Assets Applied to Purchase
0.115%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities

Co-Managers
	Needham & Company	The Williams Capital Group
Lebenthal Capital Markets

(2)	Names of Issuers: Intel Corporation

(3)	Title of Securities: INTC 4.9 07/29/45, C#458140AT7

(4)	Date of First Offering: 07/22/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.922

Comparable Securities
1)	JPMorgan Chase & Co., C#46625HLL2
2)	Goldman Sachs Group, C#38148LAF3
3)	Shell International, C#822582BF8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%).

(8)	Years of Issuer’s Operations: 47 years

(9)	Trade Date: 07/22/15

(10)	Portfolio Assets on Trade Date: $1,448,932,981.84

(11)	Price Paid per Unit: $99.922

(12)	Total Price Paid by Portfolio:
705,000 bonds @ $99.922 = $704,450.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
37,000,000 bonds @ $99.922 = $36,971,140.00

(14)	% of Portfolio Assets Applied to Purchase
0.049%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup

Co-Managers
	Academy Securities	National Bank of Canada
	ANZ Securities	Natixis Securities
	Barclays Capital	Nykredit Bank
	Cabrera Capital Markets	PNC Capital Markets
	CIBC World Markets	RB International Markets
	CL King & Associates	RBC Capital Markets
	Commerz Markets	Samuel A. Ramirez
	Credit Agricole Securities	Scotia Capital
	Credit Suisse Securities	TD Securities
	Fifth Third Securities	Telsey Advisory Group
	HSBC Securities	Wells Fargo Securities
	Imperial Capital	Williams Capital Group
Multi-Bank Securities

(2)	Names of Issuers: Citigroup, Inc.

(3)	Title of Securities: C 4.65 07/30/45, Cusip #172967JU6

(4)	Date of First Offering: 07/23/15

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.855

Comparable Securities
1)	American Intl. Group, C#026874DF1
2)	JPMorgan Chase & Co., C#46625HLL2
3)	Goldman Sachs Group, C#38148LAF3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 203 years

(9)	Trade Date: 07/23/15

(10)	Portfolio Assets on Trade Date: $1,450,802,038.45
1

(11)	Price Paid per Unit: $99.855

(12)	Total Price Paid by Portfolio:
2,375,000 bonds @ $99.855 = $2,371,556.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.855 = $44,934,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.163%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
203 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC

Co-Managers
	BBVA Securities	nabSecurities
	BMO Capital Markets	Natixis Securities
	CIBC World Markets	Rabo Securities USA
	Citigroup Global Markets	RB International Markets
	Danske Markets	RBC Capital Markets
	Deutsche Bank Securities	RBS Securities
	Emirates NBD Capital	Santander Investment Securities
	ING Financial Markets	SG Americas Securities
	Lloyds Securities	Skandinaviska Enskilda Banken
	Macquarie Capital	SMBC Nikko Securities
	Merrill Lynch, Piece, Fenner	Standard Chartered Bank
	& Smith	Wells Fargo Securities
	Mizuho Securities USA	Academy Securities
	Morgan Stanley & Co.	Mischler Financial Group

(2)	Names of Issuers: HSBC

(3)	Title of Securities: HSBC 2 08/07/18, Cusip #40428HPU0

(4)	Date of First Offering: 08/04/15

(5)	Amount of Total Offering: $850,000,000

(6)	Unit Price of Offering: $99.829

Comparable Securities
1)	Citigroup, C#172967JW2
2)	Lloyds Bank, C#53944VAG4
3)	Deutsche Bank, C#25152RYD9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 165 years

(9)	Trade Date: 08/04/15

(10)	Portfolio Assets on Trade Date: $1,436,611,242.86
1

(11)	Price Paid per Unit: $99.829

(12)	Total Price Paid by Portfolio:
1,655,000 bonds @ $99.829 = $1,652,169.95

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.829 = $44,923,050.00

(14)	% of Portfolio Assets Applied to Purchase
0.115%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
165 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC

Co-Managers
	BBVA Securities	nabSecurities
	BMO Capital Markets	Natixis Securities
	CIBC World Markets	Rabo Securities USA
	Citigroup Global Markets	RB International Markets
	Danske Markets	RBC Capital Markets
	Deutsche Bank Securities	RBS Securities
	Emirates NBD Capital	Santander Investment Securities
	ING Financial Markets	SG Americas Securities
	Lloyds Securities	Skandinaviska Enskilda Banken
	Macquarie Capital	SMBC Nikko Securities
	Merrill Lynch, Piece, Fenner	Standard Chartered Bank
	& Smith	Wells Fargo Securities
	Mizuho Securities USA	Academy Securities
	Morgan Stanley & Co.	Mischler Financial Group

(2)	Names of Issuers: HSBC

(3)	Title of Securities: HSBC 2.75 08/07/20, C#40428HPV8

(4)	Date of First Offering: 08/04/15

(5)	Amount of Total Offering: $1,600,000,000

(6)	Unit Price of Offering: $99.912

Comparable Securities
1)	Fifth Third Bancorp, C#316773CT5
2)	JPMorgan Chase & Co., C#46625HLW8
3)	American Tower Corporation, C#03027XAF7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 165 years

(9)	Trade Date: 08/04/15

(10)	Portfolio Assets on Trade Date: $1,436,611,242.86

1

(11)	Price Paid per Unit: $99.912

(12)	Total Price Paid by Portfolio:
3,315,000 bonds @ $99.912 = $3,312,082.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.912 = $49,956,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.231%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
165 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse	UBS Securities
	RBC Capital Markets	Wells Fargo securities
SunTrust Robinson Humphrey

Co-Managers
	Academy Securities	Great Pacific Securities
	BBVA Securities	Lloyds Securities
	CastleOak Securities	Loop Capital Markets
	Credit Agricole Securities	PNC Capital Markets
	Fifth Third Securities	Santander Investment Securities

(2)	Names of Issuers: Duke Energy Progress

(3)	Title of Securities: DUK 3.25 08/15/25, C#26442UAA2

(4)	Date of First Offering: 08/10/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.695

Comparable Securities
1)	Pacific Gas & Electric, C#694308HM2
2)	Xcel Energy, C#98389BAR1
3)	Wisconsin Electric Power, C#976656CH9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 107 years

(9)	Trade Date: 08/10/15

(10)	Portfolio Assets on Trade Date: $1,431,391,612.68

(11)	Price Paid per Unit: $99.695

(12)	Total Price Paid by Portfolio:
1,330,000 bonds @ $99.695 = $1,325,943.50
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.695 = $19,939,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
107 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse	UBS Securities
	RBC Capital Markets	Wells Fargo securities
SunTrust Robinson Humphrey

Co-Managers
	Academy Securities	Great Pacific Securities
	BBVA Securities	Lloyds Securities
	CastleOak Securities	Loop Capital Markets
	Credit Agricole Securities	PNC Capital Markets
	Fifth Third Securities	Santander Investment Securities

(2)	Names of Issuers: Duke Energy Progress

(3)	Title of Securities: DUK 4.2 08/15/45, C#26442UAB0

(4)	Date of First Offering: 08/10/15

(5)	Amount of Total Offering: $700,000,000

(6)	Unit Price of Offering: $99.493

Comparable Securities
1)	Tampa Electric Co., C#875127BD3
2)	Puget Sound Energy, C#745332CG9
3)	Delmarva Power & Light, C#247109BT7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 107 years

(9)	Trade Date: 08/10/15

(10)	Portfolio Assets on Trade Date: $1,431,391,612.68

(11)	Price Paid per Unit: $99.493

(12)	Total Price Paid by Portfolio:
1,110,000 bonds @ $99.493 = $1,104,372.30
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.493 = $19,898,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.077%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
107 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	HSBC	UBS
	ING Groep NV	Wells Fargo Bank
J.P. Morgan

Co-Managers
	Barclays Capital	Santander Investment Securities
	First Gulf Bank	Standard Chartered Bank
	KBS Securities	TD Securities
RBC Capital Markets

(2)	Names of Issuers: ING Bank NV

(3)	Title of Securities: INTNED 2.7 08/17/20 144A, Cusip #44987CAG3

(4)	Date of First Offering: 08/10/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.930

Comparable Securities
1)	Fifth Third Bancorp, C#316773CT5
2)	JPMorgan Chase & Co., C#46625HLW8
3)	Lloyds Bank PLC, C#53944VAE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 24 years

(9)	Trade Date: 08/10/15

(10)	Portfolio Assets on Trade Date: $1,431,391,612.68

(11)	Price Paid per Unit: $99.930

(12)	Total Price Paid by Portfolio:
2,765,000 bonds @ $99.930 = $2,763,064.50
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.930 = $39,972,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.193%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
24 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC

Co-Managers
	ANZ Securities	CIBC World Markets
	BBVA Securities	Citigroup Global Markets
	Commerz Markets	Comerica Securities
	Credit Agricole Securities	First Gulf Bank
	Danske Markets	Mizuho Securities USA
	ING Financial Markets	nabSecurities
	Lloyds Securities	Nat’l Bank of Abu Dhabi PJSC
	Morgan Stanley & Co.	RBC Capital Markets
	Santander Investment Securities	SMBC Nikko Securities
	UniCredit Capital Markets	Wells Fargo Securities

(2)	Names of Issuers: HSBC

(3)	Title of Securities: HSBC 4.25 08/18/25, C#404280AU3

(4)	Date of First Offering: 08/10/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.180

Comparable Securities
1)	Santander Holdings, C#80282KAE6
2)	JPMorgan Chase & Co., C#46625HMN7
3)	Goldman Sachs Group, C#38148LAE6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 165 years

(9)	Trade Date: 08/10/15

(10)	Portfolio Assets on Trade Date: $1,431,391,612.68

(11)	Price Paid per Unit: $99.180
1

(12)	Total Price Paid by Portfolio:
1,525,000 bonds @ $99.180 = $1,512,495.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
24,500,000 bonds @ $99.180 = $24,299,100.00

(14)	% of Portfolio Assets Applied to Purchase
0.106%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
165 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	September 24, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	BNP Paribas	Morgan Stanley
	Citigroup Global Markets	Wells Fargo Securities

Co-Managers
	Barclays Capital	PNC Capital Markets
	BB&T Capital Markets	RBC Capital Markets
	BMO Capital Markets	RBS Securities
	BNY Capital Markets	Scotia Capital
	Deutsche Bank Securities	SG Americas Securities
	KeyBanc Capital Markets	SunTrust Robinson Humphrey
	Lloyds Securities	TD Securities
	Mitsubishi UFJ Securities	UMB Financial Services
	Mizuho Securities	Williams Capital Group

(2)	Names of Issuers: Automatic Data Processing, Inc.

(3)	Title of Securities: ADP 2.25 09/15/20, C#053015AD5

(4)	Date of First Offering: 09/08/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.911

Comparable Securities
1)	Lam Research, C#512807AM0
2)	Texas Instruments, C#882508AZ7
3)	Kimberly-Clark, C#494368BS1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 66 years

(9)	Trade Date: 09/08/15

(10)	Portfolio Assets on Trade Date: $1,387,458,944.79

(11)	Price Paid per Unit: $99.911
1

(12)	Total Price Paid by Portfolio:
1,625,000 bonds @ 99.911 = $1,623,553.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ 99.911 = $29,973,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.117%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
66 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	BNP Paribas	Morgan Stanley
	Citigroup Global Markets	Wells Fargo Securities

Co-Managers
	Barclays Capital	PNC Capital Markets
	BB&T Capital Markets	RBC Capital Markets
	BMO Capital Markets	RBS Securities
	BNY Capital Markets	Scotia Capital
	Deutsche Bank Securities	SG Americas Securities
	KeyBanc Capital Markets	SunTrust Robinson Humphrey
	Lloyds Securities	TD Securities
	Mitsubishi UFJ Securities	UMB Financial Services
	Mizuho Securities	Williams Capital Group

(2)	Names of Issuers: Automatic Data Processing, Inc.

(3)	Title of Securities: ADP 3.375 09/15/25, C#053015AE3

(4)	Date of First Offering: 09/08/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.891

Comparable Securities
1)	Lam Research Corp., C#512807AN8
2)	Cadence Design Systems, C#127387AL2
3)	Kimberly-Clark Corporation, C#494368BR3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 66 years

(9)	Trade Date: 09/08/15

(10)	Portfolio Assets on Trade Date: $1,387,458,945

(11)	Price Paid per Unit: $99.891
1

(12)	Total Price Paid by Portfolio:
975,000 bonds @ 99.891 = $973,937.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
33,000,000 bonds @ 99.891 = $32,964,030.00

(14)	% of Portfolio Assets Applied to Purchase
0.070%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
66 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	BofA Merrill Lynch
	Goldman Sachs	Mizuho Securities
	HSBC Securities	Morgan Stanley
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	Evercore Group	SMBC Nikko Securities
	Mitsubishi UFJ Securities	U.S. Bancorp
	RBC Capital Markets	Williams Capital Group

(2)	Names of Issuers: Gilead Sciences, Inc.

(3)	Title of Securities: GILD 1.85 09/04/18, C#375558BE2

(4)	Date of First Offering: 09/09/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.989

Comparable Securities
1)	Celgene Corporation, C#151020AT1
2)	Eli Lilly, C#532457BK3
3)	Johnson & Johnson, C#478160

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 28 years

(9)	Trade Date: 09/09/2015

(10)	Portfolio Assets on Trade Date: $1,386,911,510.75

(11)	Price Paid per Unit: $99.989

(12)	Total Price Paid by Portfolio:
970,000 bonds @ $99.989 = $969,893.30
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
52,500,000 bonds @ $99.989 = $52,494,225.00

(14)	% of Portfolio Assets Applied to Purchase
.070%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	BofA Merrill Lynch
	Goldman Sachs	Mizuho Securities
	HSBC Securities	Morgan Stanley
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	Evercore Group	SMBC Nikko Securities
	Mitsubishi UFJ Securities	U.S. Bancorp
	RBC Capital Markets	Williams Capital Group

(2)	Names of Issuers: Gilead Sciences, Inc.

(3)	Title of Securities: GILD 2.55 09/01/20, C#375558BB8

(4)	Date of First Offering: 09/09/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.820

Comparable Securities
1)	Celgene Corporation, C#151020AQ7
2)	Abbott Laboratories, C#002824AZ3
3)	Johnson & Johnson, C#478160BM5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 28 years

(9)	Trade Date: 09/09/2015

(10)	Portfolio Assets on Trade Date: $1,386,911,510.75

(11)	Price Paid per Unit: $99.820

(12)	Total Price Paid by Portfolio:
2,255,000 bonds @ $99.820 = $2,250,941.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
46,500,000 bonds @ $99.820 = $46,416,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.162%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Morgan Stanley
	J.P. Morgan	Mizuho Securities

Co-Managers
	Goldman Sachs	MUFG
	Barclays	SMBC Nikko
	Wells Fargo Securities	U.S. Bancorp
	HSBC	Williams Capital Group
	RBC Capital Markets	Evercore

(2)	Names of Issuers: Gilead Sciences, Inc.

(3)	Title of Securities: GILD 3.25 09/01/22, C#375558BC6

(4)	Date of First Offering: 09/09/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.859

Comparable Securities
1)	Celgene Corporation, C#151020AR5
2)	Abbott Laboratories, C#002824BA7
3)	Johnson & Johnson, C#478160BN3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 28 years

(9)	Trade Date: 09/09/2015

(10)	Portfolio Assets on Trade Date: $1,386,911,510.75

(11)	Price Paid per Unit: $99.859

(12)	Total Price Paid by Portfolio:
645,000 bonds @ $99.859 = $644,090.55
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.859 = $11,983,08.00

(14)	% of Portfolio Assets Applied to Purchase
0.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:
Name:	Siobhan Foy
Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman Sacs
	J.P. Morgan	Barclays Capital

Co-Managers
	Wells Fargo Securities	MUFG
	HSBC	SMBC Nikko
	Morgan Stanley	U.S. Bancorp
	Mizuho Securities	Williams Capital Group
	RBC Capital Markets	Evercore Group

(2)	Names of Issuers: Gilead Sciences, Inc.

(3)	Title of Securities: GILD 3.65 03/01/26, C#375558BF9

(4)	Date of First Offering: 09/09/15

(5)	Amount of Total Offering: $2,750,000,000

(6)	Unit Price of Offering: $99.596

Comparable Securities
1)	Celgene Corporation, C#151020AS3
2)	Abbott Laboratories, C#002824BB5
3)	Eli Lilly & Co., C#532457BH0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 28 years

(9)	Trade Date: 09/09/2015

(10)	Portfolio Assets on Trade Date: $1,386,911,510.75

(11)	Price Paid per Unit: $99.596

(12)	Total Price Paid by Portfolio:
1,615,000 bonds @ $99.596 = $1,608,475.40
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
83,000,000 bonds @ $99.596 = $82,664,680.00

(14)	% of Portfolio Assets Applied to Purchase
0.116%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC
	J.P. Morgan	Wells Fargo Securities

Co-Managers
	Goldman, Sachs & Co.	Mitsubishi UFJ Securities
	Barclays	SMBC Nikko Securities
	Morgan Stanley	U.S. Bancorp
	Mizuho Securities	Williams Capital Group
	RBC Capital Markets	Evercore Group

(2)	Names of Issuers: Gilead Sciences, Inc.

(3)	Title of Securities: GILD 4.6 09/01/35, Cusip #375558BG7

(4)	Date of First Offering: 09/09/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.665

Comparable Securities
1)	American International Group, C#026874DE4
2)	International Paper Co., C#460146CM3
3)	Energy Transfer Partners, C#29273RBE8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 28 years

(9)	Trade Date: 09/09/2015

(10)	Portfolio Assets on Trade Date: $1,386,911,511

(11)	Price Paid per Unit: $99.665

(12)	Total Price Paid by Portfolio:
645,000 bonds @ $99.665 = $642,839.25
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.665 = $12,956,450.00

(14)	% of Portfolio Assets Applied to Purchase
0.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	J.P. Morgan	Barclays

Co-Managers
	Wells Fargo Securities	Mitsubishi UFJ Securities
	HSBC	SMBC Nikko Securities
	Morgan Stanley	U.S. Bancorp
	Mizuho Securities	Williams Capital Group
	RBC Capital Markets	Evercore Group

(2)	Names of Issuers: Gilead Sciences, Inc.

(3)	Title of Securities: GILD 4.75 03/01/46, C#375558BD4

(4)	Date of First Offering: 09/09/15

(5)	Amount of Total Offering: $2,250,000,000

(6)	Unit Price of Offering: $99.587

Comparable Securities
1)	Celgene, C#151020AU8
2)	Cardinal Health, C#14149YBB3
3)	Pepsico, C#71344BCZ9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 28 years

(9)	Trade Date: 09/09/2015

(10)	Portfolio Assets on Trade Date: $1,386,911,510.75

(11)	Price Paid per Unit: $99.587

(12)	Total Price Paid by Portfolio:
1,615,000 bonds @ $99.587 = $1,608,330.05
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
83,000,000 bonds @ $99.587 = $82,657,210.00

(14)	% of Portfolio Assets Applied to Purchase
0.116%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Deutsche Bank Securities	Morgan Stanley

Co-Managers
	Barclays	Mizuho Securities
	BNY Mellon	RBC Capital Markets
	Citigroup	SunTrust Robinson Humphrey
	Credit Suisse	TD Securities
	Fifth Third Securities	US Bancorp
	Goldman Sachs	Wells Fargo Securities
	Lebenthal & Co.	Williams Capital Group

(2)	Names of Issuers: The Home Depot, Inc.

(3)	Title of Securities: HD 3.35 09/15/25, C#437076BK7

(4)	Date of First Offering: 09/08/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.857

Comparable Securities
1)	Ford Motor Credit, C#345397XL2
2)	General Motors Financial, C#37045XAZ9
3)	Philip Morris Intl., C#718172BQ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 37 years

(9)	Trade Date: 09/08/15

(10)	Portfolio Assets on Trade Date: $1,387,458,944.79

(11)	Price Paid per Unit: $99.857

(12)	Total Price Paid by Portfolio:
1,290,000 bonds @ $99.857 = $1,288,155.30
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.857 = $34,949,950.00

(14)	% of Portfolio Assets Applied to Purchase
.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
37 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	SunTrust Robinson Humphrey
J.P. Morgan

Co-Managers
	Goldman Sachs	BBVA Securities
	US Bancorp	BMO Capital Markets
	Wells Fargo Securities	CL King & Associates
	ANZ Securities	Mizuho Securities
	BB&T Capital Markets	Williams Capital Group LP

(2)	Names of Issuers: Lowe’s Companies, Inc.

(3)	Title of Securities: LOW 3.375 09/15/25, C#548661DH7

(4)	Date of First Offering: 09/09/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.421

Comparable Securities
1)	Philip Morris Intl., C#718172BQ1
2)	Simon Property Group, C#828807CV7
3)	Ford Motor Credit Co., C#345397XL2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 69 years

(9)	Trade Date: 09/09/15

(10)	Portfolio Assets on Trade Date: $1,386,911,510.75

(11)	Price Paid per Unit: $99.421

(12)	Total Price Paid by Portfolio:
645,000 bonds @ $99.421 = $641,265.45
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.421 = $19,884,200.00

(14)	% of Portfolio Assets Applied to Purchase
.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
69 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	SunTrust Robinson Humphrey
J.P. Morgan

Co-Managers
	Goldman Sachs	BBVA Securities
	US Bancorp	BMO Capital Markets
	Wells Fargo Securities	CL King & Associates
	ANZ Securities	Mizuho Securities
	BB&T Capital Markets	Williams Capital Group LP

(2)	Names of Issuers: Lowe’s Companies, Inc.

(3)	Title of Securities: LOW 4.375 09/15/45, C#548661DJ3

(4)	Date of First Offering: 09/09/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $97.632

Comparable Securities
1)	Burlington Northern Santa Fe, C#12189LAX9
2)	Pepsico, C#713448CZ9
3)	American Intl. Group, C#026874DF1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 69 years

(9)	Trade Date: 09/09/15

(10)	Portfolio Assets on Trade Date: $1,386,911,510.75

(11)	Price Paid per Unit: $97.632

(12)	Total Price Paid by Portfolio:
225,000 bonds @ $97.632 = $219,672.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $97.632 = $11,715,084.00

(14)	% of Portfolio Assets Applied to Purchase
.016%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
69 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Goldman Sachs	Morgan Stanley

Co-Managers
	ANZ Securities	Scotiabank
	GC Securities	Wells Fargo Securities

(2)	Names of Issuers: Marsh & McLennan Companies, Inc.

(3)	Title of Securities: MMC 3.75 03/14/26, Cusip #571748AZ5

(4)	Date of First Offering: 09/09/2015

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.923

Comparable Securities

1)	Simon Property Group, C#828807CV7
2)	JPMorgan Chase, C#46625HMN7
3)	American Intl. Group, C#02687DD6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 110 years

(9)	Trade Date: 09/09/2015

(10)	Portfolio Assets on Trade Date: $1,386,911,510.75

(11)	Price Paid per Unit: $99.923

(12)	Total Price Paid by Portfolio:
1,290,000 bonds @ $99.923 = $1,289,006.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.923 = $19,984,600.00
1

(14)	% of Portfolio Assets Applied to Purchase
.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
110 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse

Co-Managers
	Banca IMI	RBS Securities
	BMO Capital Markets	Scotia Capital
	BNY Mellon Capital Markets	Societe Generale
	Capital One Securities	SunTrust Robinson Humphrey
	CIBC World Markets	Swedbank AB
	Commerz Markets	TD Securities
	Credit Agricole Securities	U.S. Bancorp Investments
	Fifth Third Securities	Wells Fargo Securities
	ING Financial Markets	Lebenthal & Co.
	Lloyds Securities	MFR Securities
	Morgan Stanley & Co.	Mischler Financial Group
	RBC Capital Markets	Samuel A. Ramirez & Co.

(2)	Names of Issuers: Credit Suisse Group Funding Ltd.

(3)	Title of Securities: CS 3.8 09/15/22 144A, Cusip #225433AG6

(4)	Date of First Offering: 09/10/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.829

Comparable Securities

1)	JPMorgan Chase & Co., C#46625HMN7
2)	Santander Holdings, C#80282KAE6
3)	American Intl. Group, C#026874DD6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 159 years

(9)	Trade Date: 09/10/15

(10)	Portfolio Assets on Trade Date: $1,383,811,116.50
1

(11)	Price Paid per Unit: $99.829

(12)	Total Price Paid by Portfolio:
2,060,000 bonds @ $99.829 = $2,056,477.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.829 = $34,940,150.00

(14)	% of Portfolio Assets Applied to Purchase
0.149%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
159 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Citigroup	Wells Fargo Securities
Danske Bank

Co-Managers

(2)	Names of Issuers: Danske Banks A/S

(3)	Title of Securities: DANBNK 2.75 09/17/20 144A, C#23636AAD3

(4)	Date of First Offering: 09/10/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.796

Comparable Securities

1)	Lloyds Bank, C#53944VAK5
2)	Simon Property Group, C#828807CU9
3)	Fifth Third Bancorp, C#316773CT5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 144 years

(9)	Trade Date: 09/10/15

(10)	Portfolio Assets on Trade Date: $1,383,811,116.50

(11)	Price Paid per Unit: $99.796

(12)	Total Price Paid by Portfolio:
1,410,000 bonds @ $99.796 = $1,407,123.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.796 = $19,959,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.102%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
144 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	Deutsche Bank Securities
	BofA Merrill Lynch	Wells Fargo Securities
Goldman, Sachs & Co.

Co-Managers
	MUFG	BB&T Capital Markets
	Scotiabank	BBVA
	U.S. Bancorp	SunTrust Robinson Humphrey
Barclays

(2)	Names of Issuers: Wyndham Worldwide Corporation

(3)	Title of Securities: WYN 5.1 10/01/25, C#98310WAM0

(4)	Date of First Offering: 09/10/2015

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.966

Comparable Securities

1)	Ford Motor Credit, C#345397XL2
2)	Plains All American Pipeline, C#72650RBJ0
3)	Synchrony Financial, C#87165BAG8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 09/10/2015

(10)	Portfolio Assets on Trade Date: $1,383,811,116.50

(11)	Price Paid per Unit: $99.966

(12)	Total Price Paid by Portfolio:
650,000 bonds @ $99.966 = $649,779.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.966 = $9,996,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities
MUFG

Co-Managers
	US Banccorp	SunTrust Robinson Humphrey
	Mizuho Securities	PNC Capital Markets
	TD Securities	Fifth Third Securities
	Williams Capital Group	KBC Securities
	BNP Paribas	UniCredit Capital Markets
SMBC Nikko

(2)	Names of Issuers: St. Jude Medical, Inc.

(3)	Title of Securities: STJ 3.875 09/15/25, C#790849AN3

(4)	Date of First Offering: 09/14/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.616

Comparable Securities

1)	Celgene, C#151020AS3
2)	Abbott Laboratories, C#002824BB5
3)	Cardinal Health, C#14149YBA5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 09/14/15

(10)	Portfolio Assets on Trade Date: $1,383,660,121.25

(11)	Price Paid per Unit: $99.616

(12)	Total Price Paid by Portfolio:
965,000 bonds @ $99.616 = $961,294.40
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.616 = $14,942,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.070%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities
	J.P. Morgan	SunTrust Robinson Humphrey

Co-Managers
	Mizuho Securities	Fifth Third Securities
	MUFG	KeyBanc Capital Markets
	BB&T Capital Markets	Regions Securities
	BBVA	TD Securities
	Comerica Securities	U.S. Bancorp Investments

(2)	Names of Issuers: AutoNation, Inc.

(3)	Title of Securities: AN 3.35 01/15/21, C#05329WAL6

(4)	Date of First Offering: 09/16/15

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.998

Comparable Securities

1)	Ford Motor Credit Co., C#345397XK4
2)	General Motors Financial Co., C#37045XAW6
3)	Southwest Airlines, C#844741BA5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 19 years

(9)	Trade Date: 09/16/15

(10)	Portfolio Assets on Trade Date: $1,374,332,781.07

(11)	Price Paid per Unit: $99.998

(12)	Total Price Paid by Portfolio:
450,000 bonds @ $99.998 = $449,991.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.998 = $6,999,860.00

(14)	% of Portfolio Assets Applied to Purchase
0.033%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
19 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities
	J.P. Morgan	SunTrust Robinson Humphrey

Co-Managers
	Mizuho Securities	Fifth Third Securities
	MUFG	KeyBanc Capital Markets
	BB&T Capital Markets	Regions Securities
	BBVA	TD Securities
	Comerica Securities	U.S. Bancorp Investments

(2)	Names of Issuers: AutoNation, Inc.

(3)	Title of Securities: AN 4.5 10/01/25, C#05329WAM4

(4)	Date of First Offering: 09/16/15

(5)	Amount of Total Offering: $450,000,000

(6)	Unit Price of Offering: $99.663

Comparable Securities

1)	Ford Motor Credit, C#345397XL2
2)	Santander Holdings USA, C#80282KAE6
3)	Ingram Micro, C#457153AG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 19 years

(9)	Trade Date: 09/16/15

(10)	Portfolio Assets on Trade Date: $1,374,332,781.07

(11)	Price Paid per Unit: $99.663

(12)	Total Price Paid by Portfolio:
325,000 bonds @ $99.663 = $323,904.75
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.663 = $9,966,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.024%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
19 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	UBS Securities
	Deutsche Bank Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Dominion Resources, Inc.

(3)	Title of Securities: D 3.9 10/01/25. C#25746UCE7

(4)	Date of First Offering: 09/21/15

(5)	Amount of Total Offering: $650,000,000

(6)	Unit Price of Offering: $99.876

Comparable Securities
1)	Public Service Co. of New Mexico, C#744542AC5
2)	Pacific Gas & Electric, C#694308HM2
3)	Xcel Energy, C#98389BAR1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 09/21/15

(10)	Portfolio Assets on Trade Date: $1,375,545,131.10

(11)	Price Paid per Unit: $99.876

(12)	Total Price Paid by Portfolio:
800,000 bonds @ $99.876 = $799,008.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.876 = $19,975,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.058%
1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas	Morgan Stanley
	BofA Merrill Lynch	TD Securities

Co-Managers
	Barclays	RBC Capital Markets
	Mizuho Securities	Wells Fargo Securities

(2)	Names of Issuers: Tennessee Valley Authority

(3)	Title of Securities: TVA 4.25 09/15/65, C#880591ES7

(4)	Date of First Offering: 09/21/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $97.314

Comparable Securities
1)	Northern States Power - Minn. C#665772CN7
2)	Pepsico, C#713448CZ9
3)	South Carolina Electric & Gas, C#837004CJ7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 82 years

(9)	Trade Date: 09/21/15

(10)	Portfolio Assets on Trade Date: $1,375,545,131.10

(11)	Price Paid per Unit: $97.314

(12)	Total Price Paid by Portfolio:
1,933,000 bonds @ $97.314 = $1,881,079.62

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $97.314 = $29,194,200.00
1

(14)	% of Portfolio Assets Applied to Purchase
0.137%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
82 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
UBS Securities

Co-Managers
	Citigroup Global Markets	BNY Mellon Capital Markets
	Goldman, Sachs & Co.	Capital One Securities
	J.P. Morgan Securities	CIBC World Markets
	BofA Merrill Lynch	Desjardins Securities
	Morgan Stanley	Drexel Hamilton
	RBC Capital Market	Fifth Third Securities
	Scotia Capital	Mischler Financial Group
	TD Securities	Nat’l Bank of Canada
	Wells Fargo Securities	Regions Securities
	Academy Securities	SunTrust Robinson Humphrey
	Apollo Global Securities	U.S. Bancorp Investments
BMO Capital Markets

(2)	Names of Issuers: UBS Group Funding

(3)	Title of Securities: UBS 2.95 09/24/20 144A, Cusip #90351DAA5

(4)	Date of First Offering: 09/21/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.829

Comparable Securities
1)	Goldman Sachs Group, C#38141GVP6
2)	Deutsche Bank AG, C#25152R2U6
3)	JPMorgan Chase & Co., C#46625HLW8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 161 years

(9)	Trade Date: 09/21/15

(10)	Portfolio Assets on Trade Date: $1,375,545,131.10
1

(11)	Price Paid per Unit: $99.829

(12)	Total Price Paid by Portfolio:
2,352,000 bonds @ $99.829 = $2,347,978.08

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.829 = $59,897,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.171%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
161 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
UBS Securities

Co-Managers
	Citigroup Global Markets	BNY Mellon Capital Markets
	Goldman, Sachs & Co.	Capital One Securities
	J.P. Morgan Securities	CIBC World Markets
	BofA Merrill Lynch	Desjardins Securities
	Morgan Stanley	Drexel Hamilton
	RBC Capital Market	Fifth Third Securities
	Scotia Capital	Mischler Financial Group
	TD Securities	Nat’l Bank of Canada
	Wells Fargo Securities	Regions Securities
	Academy Securities	SunTrust Robinson Humphrey
	Apollo Global Securities	U.S. Bancorp Investments
BMO Capital Markets

(2)	Names of Issuers: UBS Group Funding

(3)	Title of Securities: UBS 4.125 09/24/25 144A, C#90351DAB3

(4)	Date of First Offering: 09/21/15

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.813

Comparable Securities
1)	Goldman Sachs Group, C#38141GVP6
2)	Deutsche Bank AG, C#25152R2U6
3)	JPMorgan Chase & Co., C#46625HLW8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 161 years

(9)	Trade Date: 09/21/15

(10)	Portfolio Assets on Trade Date: $1,375,545,131.10
1

(11)	Price Paid per Unit: $99.813

(12)	Total Price Paid by Portfolio:
1,564,000 bonds @ $99.813 = $1,561,075.32

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
83,000,000 bonds @ $99.813 = $82,844.790.00

(14)	% of Portfolio Assets Applied to Purchase
0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
161 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup

Co-Managers
	Barclays Capital	Drexel Hamilton
	BBVA Securities	Fifth Third Securities
	Credit Suisse Securities	Great Pacific Securities
	Deutsche Bank Securities	Guzman & Co.
	HSBC Securities	Imperial Capital
	ING Financial Markets	Lebenthal & Co.
	Natixis Securities	Loop Capital Markets
	SG Americas Securities	MFR Securities
	Wells Fargo Securities	Mischler Financial Group
	ABN AMRO Securities	Mizuho Securities
	Academy Securities	NyKredit Bank
	BB&T Capital Markets	Samuel A. Ramirez & Co.
	Blaylock	Scotia Capital USA
	BMO Capital Markets	SunTrust Robinson Humphrey
	BNY Mellon Capital Markets	TD Securities
	Cabrera Capital Markets	Telsey Advisory
	C. L. King & Associates	UniCredit Capital Markets
	Commerz Markets	Williams Capital Group
Danske Markets

(2)	Names of Issuers: Citigroup Inc.

(3)	Title of Securities: C 4.45 09/29/27, C#172967KA8

(4)	Date of First Offering: 09/23/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.540

Comparable Securities
1)	Simon Property Group, C#828807CV7
2)	JPMorgan Chase & Co., C#46625HMN7
3)	Santander Holdings USA, C#80282KAE6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).
1

(8)	Years of Issuer’s Operations: 203 years

(9)	Trade Date: 09/23/15

(10)	Portfolio Assets on Trade Date: $1,379,123,895.92

(11)	Price Paid per Unit: $99.540

(12)	Total Price Paid by Portfolio:
2,230,000 bonds @ $99.540 = $2,219,742.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.540 = $39,816,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.161%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
203 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	TD Securities
	HSBC Securities	US Bancorp
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	BB&T Capital Markets	Rabo Securities USA
	BNY Mellon Capital Markets	Santander Investment Securities
	Comerica Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Sysco Corporation

(3)	Title of Securities: SYY 2.6 10/01/20, C#871829AX5

(4)	Date of First Offering: 09/23/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.809

Comparable Securities
1)	Kimberly-Clark Corporation, C#494368BS1
2)	Unilever Capital Corporation, C#904764AR8
3)	Pepsico, C#713448CS5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 46 years

(9)	Trade Date: 09/23/15

(10)	Portfolio Assets on Trade Date: $1,374,959,228.64

(11)	Price Paid per Unit: $99.809

(12)	Total Price Paid by Portfolio:
1,275,000 bonds @ $99.809 = $1,272,564.75
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.809 = $19,961,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
46 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	TD Securities
	HSBC Securities	US Bancorp
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	BB&T Capital Markets	Rabo Securities USA
	BNY Mellon Capital Markets	Santander Investment Securities
	Comerica Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Sysco Corporation

(3)	Title of Securities: SYY 3.75 10/01/25, C#871829AZ0

(4)	Date of First Offering: 09/23/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $100

Comparable Securities
1)	Hershey Company, C#427866AU2
2)	Philip Morris Intl. Inc. C#718172BQ1
3)	Kimberly-Clark Corp., C#49436BR3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 46 years

(9)	Trade Date: 09/23/15

(10)	Portfolio Assets on Trade Date: $1,374,959,228.64

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio:
955,000 bonds @ $100 = $955,000.00
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $100 = $20,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.069%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
46 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	TD Securities
	HSBC Securities	US Bancorp
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	BB&T Capital Markets	Rabo Securities USA
	BNY Mellon Capital Markets	Santander Investment Securities
	Comerica Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Sysco Corporation

(3)	Title of Securities: SYY 4.85 10/01/45, C#871829AY3

(4)	Date of First Offering: 09/23/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.921

Comparable Securities
1)	Pepsico 4.6 07/17/45, C#713448CZ9
2)	Estee Lauder, C#29736RAG5
3)	Mondelez Int’l, C#609207AG0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 46 years

(9)	Trade Date: 09/23/15

(10)	Portfolio Assets on Trade Date: $1,374,959,228.64

(11)	Price Paid per Unit: $99.921

(12)	Total Price Paid by Portfolio:
380,000 bonds @ $99.921 = $379,699.80.
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.921 = $11,990,052.00

(14)	% of Portfolio Assets Applied to Purchase
.028%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
46 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	TD Securities
	BofA Merrill Lynch	U.S. Bancorp
SunTrust Robinson Humphrey

Co-Managers
	BBVA Securities	RBC Capital Markets
	BMO Capital Markets	Wells Fargo Securities
	PNC Capital Markets	Regions Securities

(2)	Names of Issuers: Block Financial

(3)	Title of Securities: HRB 4.125 10/01/20, C#093662AF1

(4)	Date of First Offering: 09/25/15

(5)	Amount of Total Offering: $650,000,000

(6)	Unit Price of Offering: $99.674

Comparable Securities
1)	Goldman Sachs Group, C#38141GVP6
2)	Lloyds Bank, C#53944VAK5
3)	Simon Property Group, C#828807CU9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 60 years

(9)	Trade Date: 09/25/15

(10)	Portfolio Assets on Trade Date: $1,368,545,848.39

(11)	Price Paid per Unit: $99.674

(12)	Total Price Paid by Portfolio:
635,000 bonds @ $99.674 = $632,929.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.674 = $9,967,400.00
1

(14)	% of Portfolio Assets Applied to Purchase
.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
60 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	TD Securities
	BofA Merrill Lynch	U.S. Bancorp
SunTrust Robinson Humphrey

Co-Managers
	BBVA Securities	RBC Capital Markets
	BMO Capital Markets	Wells Fargo Securities
	PNC Capital Markets	Regions Securities

(2)	Names of Issuers: Block Financial

(3)	Title of Securities: HRB 5.25 10/01/25, C#093662AG9

(4)	Date of First Offering: 09/25/15

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.700

Comparable Securities
1)	JPMorgan Chase & Co., C#46625HMN7
2)	Santander Holdings, C#80282KAE6
3)	Synchrony Financial, C#87165BAG8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 60 years

(9)	Trade Date: 09/25/15

(10)	Portfolio Assets on Trade Date: $1,368,545,848.39

(11)	Price Paid per Unit: $99.700

(12)	Total Price Paid by Portfolio:
400,000 bonds @ $99.700 = $398,800.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.700 = $9,970,000.00
1

(14)	% of Portfolio Assets Applied to Purchase
.029%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
60 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Scotia Capital
	RBC Capital Markets	Wells Fargo Securities

Co-Managers
	Credit Suisse	Mizuho Securities
	Mitsubishi UFJ Securities	PNC Capital Markets

(2)	Names of Issuers: PPL Electric Utilities

(3)	Title of Securities: PPL Electric Utilities, C#69351UAT0

(4)	Date of First Offering: 09/28/15

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.388

Comparable Securities
1)	Puget Sound Energy, C#745332CG9
2)	Tampa Electric, C#875127BD3
3)	Northern State Power-Minn., C#665772CN7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 95 years

(9)	Trade Date: 09/28/15

(10)	Portfolio Assets on Trade Date: $1,368,545,848.39

(11)	Price Paid per Unit: $99.388

(12)	Total Price Paid by Portfolio:
1,140,000 bonds @ $99.388 = $1,133,023.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.388 = $19,877,600.00
1

(14)	% of Portfolio Assets Applied to Purchase
.083%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
95 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	HSBC
	Deutsche Bank Securities	J.P. Morgan

Lead-Managers
	BBVA	Scotia Capital
	BofA Merrill Lynch	TD Securities
	Credit Suisse	UBS Securities
	Morgan Stanley	Wells Fargo Securities
RBC Capital Markets

(2)	Names of Issuers: Westfield WEA Finance LLC

(3)	Title of Securities: WFDAU 3.25% 10/05/20 144A, C#92890HAE2

(4)	Date of First Offering: 09/28/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.657

Comparable Securities
1)	Goldman Sachs Group, C#38141GVP6
2)	Deutsche Bank AG, C#25152R2U6
3)	Fifth Third Bancorp, C#316773CT5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 55 years

(9)	Trade Date: 09/28/15

(10)	Portfolio Assets on Trade Date: $1,367,982,925.00

(11)	Price Paid per Unit: $99.657

(12)	Total Price Paid by Portfolio:
1,375,000 bonds @ $99.657 = $1,370,283.75
1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
24,000,000 bonds @ $99.657 = $23,917,680.00

(14)	% of Portfolio Assets Applied to Purchase
0.100%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
55 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Citigroup Global Markets	J.P. Morgan Securities
Deutsche Bank Securities

Co-Managers
	BNP Paribas	Credit Agricole Securities
	HSBC Securities	KeyBanc Capital Markets
	Mizuho Securities	Santander Investment Securities
	ANZ Securities	Standard Chartered
	Barclays Capital	U.S. Bancorp Investments
	Credit Suisse Securities	Blaylock Beal Van
	ING Financial Markets	Loop Capital markets
	Morgan Stanley & Co.	MFR Securities
	RBC Capital Markets	Samuel A. Ramirez & Co.
	SG Americas Securities	The Williams Capital Group
Wells Fargo Securities

(2)	Names of Issuers: Hewlett Packard Enterprise Company

(3)	Title of Securities: HPE 2.85 10/05/18 144A, C#42824CAC3

(4)	Date of First Offering: 09/30/15

(5)	Amount of Total Offering: $2,650,000,000

(6)	Unit Price of Offering: $99.872

Comparable Securities
1)	Lloyds Bank, C#53944VAJ8
2)	Celgene Corporation, C#151020AT1
3)	Citigroup, C#172967JW2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 76 years

(9)	Trade Date: 09/30/15

(10)	Portfolio Assets on Trade Date: $1,362,885,289.08
1

(11)	Price Paid per Unit: $99.872

(12)	Total Price Paid by Portfolio:
2,670,000 bonds @ $99.872 = $2,666,582.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.872 = $44,942,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.196%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
76 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Citigroup Global Markets	J.P. Morgan Securities
Deutsche Bank Securities

Co-Managers
	BNP Paribas	Credit Agricole Securities
	HSBC Securities	KeyBanc Capital Markets
	Mizuho Securities	Santander Investment Securities
	ANZ Securities	Standard Chartered
	Barclays Capital	U.S. Bancorp Investments
	Credit Suisse Securities	Blaylock Beal Van
	ING Financial Markets	Loop Capital markets
	Morgan Stanley & Co.	MFR Securities
	RBC Capital Markets	Samuel A. Ramirez & Co.
	SG Americas Securities	The Williams Capital Group
Wells Fargo Securities

(2)	Names of Issuers: Hewlett Packard Enterprise Company

(3)	Title of Securities: HPE 3.6 10/15/20 144A, Cusip #42824CAE9

(4)	Date of First Offering: 09/30/15

(5)	Amount of Total Offering: $3,000,000,000

(6)	Unit Price of Offering: $99.972

Comparable Securities

1)	Xerox Corporation, C#984121CM3
2)	Dun & Bradstreet, C#26483EAH3
3)	Biogen, C#09062XAC7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 76 years

(9)	Trade Date: 09/30/15

(10)	Portfolio Assets on Trade Date: $1,362,885,289.08
1

(11)	Price Paid per Unit: $99.972

(12)	Total Price Paid by Portfolio:
2,005,000 bonds @ $99.972 = $2,004,438.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.972 = $34,990,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.147%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
76 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

56 - John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Citigroup Global Markets	J.P. Morgan Securities
Deutsche Bank Securities

Co-Managers
	BNP Paribas	Credit Agricole Securities
	HSBC Securities	KeyBanc Capital Markets
	Mizuho Securities	Santander Investment Securities
	ANZ Securities	Standard Chartered
	Barclays Capital	U.S. Bancorp Investments
	Credit Suisse Securities	Blaylock Beal Van
	ING Financial Markets	Loop Capital markets
	Morgan Stanley & Co.	MFR Securities
	RBC Capital Markets	Samuel A. Ramirez & Co.
	SG Americas Securities	The Williams Capital Group
Wells Fargo Securities

(2)	Names of Issuers: Hewlett Packard Enterprise Company

(3)	Title of Securities: HPE 4.9 10/15/25 144A, Cusip #42824CAP4

(4)	Date of First Offering: 09/30/15

(5)	Amount of Total Offering: $2,500,000,000

(6)	Unit Price of Offering: $99.725

Comparable Securities

1)	JPMorgan Chase & Co., C#46625HMN7
2)	Santander Holdings, C#80282KAE6
3)	Synchrony Financial, C#87165BAG8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 76 years

(9)	Trade Date: 09/30/15

(10)	Portfolio Assets on Trade Date: $1,362,885,289.08
1

(11)	Price Paid per Unit: $99.725

(12)	Total Price Paid by Portfolio:
2,005,000 bonds @ $99.725 = $1,999,486.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
37,000,000 bonds @ $99.725 = $36,898,250.00

(14)	% of Portfolio Assets Applied to Purchase
0.147%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
76 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	October 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Citigroup Global Markets	J.P. Morgan Securities
Deutsche Bank Securities

Co-Managers
	BNP Paribas	Credit Agricole Securities
	HSBC Securities	KeyBanc Capital Markets
	Mizuho Securities	Santander Investment Securities
	ANZ Securities	Standard Chartered
	Barclays Capital	U.S. Bancorp Investments
	Credit Suisse Securities	Blaylock Beal Van
	ING Financial Markets	Loop Capital markets
	Morgan Stanley & Co.	MFR Securities
	RBC Capital Markets	Samuel A. Ramirez & Co.
	SG Americas Securities	The Williams Capital Group
Wells Fargo Securities

(2)	Names of Issuers: Hewlett Packard Enterprise Company

(3)	Title of Securities: HPE 6.2 10/15/35 144A, Cusip #42824CAQ2

(4)	Date of First Offering: 09/30/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.942

Comparable Securities

1)	American International Group, C#026874DE4
2)	International Paper Co., C#460146CM3
3)	Tyson Foods, C#902494AZ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.825%).

(8)	Years of Issuer’s Operations: 76 years

(9)	Trade Date: 09/30/15

(10)	Portfolio Assets on Trade Date: $1,362,885,289.08
1

(11)	Price Paid per Unit: $99.942

(12)	Total Price Paid by Portfolio:
440,000 bonds @ $99.942 = $439,744.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.942 = $9,994,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.033%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
76 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 19, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	Citigroup Global Markets	J.P. Morgan Securities
Deutsche Bank Securities

Co-Managers
	BNP Paribas	Credit Agricole Securities
	HSBC Securities	KeyBanc Capital Markets
	Mizuho Securities	Santander Investment Securities
	ANZ Securities	Standard Chartered
	Barclays Capital	U.S. Bancorp Investments
	Credit Suisse Securities	Blaylock Beal Van
	ING Financial Markets	Loop Capital markets
	Morgan Stanley & Co.	MFR Securities
	RBC Capital Markets	Samuel A. Ramirez & Co.
	SG Americas Securities	The Williams Capital Group
Wells Fargo Securities

(2)	Names of Issuers: Hewlett Packard Enterprise Company

(3)	Title of Securities: HPE 6.35 10/15/45 144A, Cusip #42824CAR0

(4)	Date of First Offering: 09/30/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.932

Comparable Securities

1)	Pepsico 4.6 07/17/45, C#713448CZ9
2)	Estee Lauder, C#29736RAG5
3)	Mondelez Int’l, C#609207AG0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.825%).

(8)	Years of Issuer’s Operations: 76 years

(9)	Trade Date: 09/30/15

(10)	Portfolio Assets on Trade Date: $1,362,885,289.08
1

(11)	Price Paid per Unit: $99.932

(12)	Total Price Paid by Portfolio:
1,195,000 bonds @ $99.932 = $1,194,187.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.932 = $19,986,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.088%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
76 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 19, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer
2